As filed with the Securities and Exchange Commission on March 2, 1998
                                                               File No. 33-74176
                                                               File No. 811-8202
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 6

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 7
--------------------------------------------------------------------------------

                              NORWEST SELECT FUNDS
             (Exact Name of Registrant as Specified in its Charter)

                   Two Portland Square, Portland, Maine 04101
                     (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code: (207) 879-1900
--------------------------------------------------------------------------------

                               Max Berueffy, Esq.
                         Forum Financial Services, Inc.
                   Two Portland Square, Portland, Maine 04101
                     (Name and Address of Agent for Service)

                          Copies of Communications to:
                              William Goodwin, Esq.
                             Dechert, Price & Rhoads
                477 Madison Avenue, New York, New York 10022-5891
--------------------------------------------------------------------------------

             It is proposed that this filing will become effective:

 _____   immediately upon filing pursuant to Rule 485, paragraph (b)
 _____   on [     ] pursuant to Rule 485, paragraph (b)
 __X__   60 days after  filing  pursuant  to Rule 485,  paragraph  (a)(i)
 _____   on [ ] pursuant to Rule 485, paragraph (a)(i)'
 _____   75 days after filing pursuant to Rule 485,  paragraph  (a)(ii)
 _____   on [ ] pursuant  to Rule 485,  paragraph  (a)(ii)
 _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                              CROSS REFERENCE SHEET
                            (as required by Rule 404)

                                     PART A


Form N-1A
Item No.                                                               Location in Prospectus (Caption)
----------                                                             --------------------------------

Item 1            Cover Page...........................................Cover Page

Item 2.           Synopsis.............................................The Trust

Item 3.           Condensed Financial..................................Financial Highlights
                  Information

Item 4.           General Description..................................The Trust; Investment Objectives,
                  of Registrant                                        Policies, and Risk Considerations; Other
                                                                       Information

Item 5.           Management of........................................The Trust; Management of the Funds
                  the Fund

Item 5A.          Management's Discussion of...........................Not Applicable
                  Fund Performance

Item 6.           Capital Stock and....................................Investment Objectives, Policies, and
                  Other Securities                                     Risk Considerations; Dividends,
                                                                       Distributions and Tax Matters; Other
                                                                       Information

Item 7.           Purchase of Securities Being.........................Purchases and Redemptions of
                  Offered                                              Shares; Other Information; Management of
                                                                       the Funds

Item 8.           Redemption or Repurchase.............................Purchases and Redemptions of
                  of Shares                                            Shares

Item 9.           Pending Legal Proceedings............................Not Applicable

                              CROSS REFERENCE SHEET
                            (as required by Rule 404)

                                     PART B

Form N-1A                                                              Location in Statement of
Item No.                                                              Additional Information(Caption)
---------                                                             -------------------------------

Item 10.          Cover Page...........................................Cover Page

Item 11.          Table of Contents....................................Cover Page

Item 12.          General Information..................................Management; Other Information
                  and History

Item 13.          Investment Objectives and............................Investment Policies; Investment
                  Policies                                             Limitations

Item 14.          Management of the Registrant.........................Management

Item 15.          Control Persons and Principal........................Other Information
                  Holders of Securities

Item 16.          Investment Advisory and Other........................Management; Other Information
                  Services

Item 17.          Brokerage Allocation and ............................Portfolio Transactions
                  Other Practices

Item 18.          Capital Stock and Other Securities...................The Trust

Item 19.          Purchase, Redemption and Pricing.....................Other Information - Determination of
                  of Securities Being Offered                          Net Asset Value; Additional Purchase and
                                                                       Redemption Information

Item 20.          Tax Status...........................................Other Information - Taxation

Item 21.          Underwriters.........................................Management

Item 22.          Calculation of Performance Data......................Performance Data

Item 23.          Financial Statements.................................Financial Statements

NORWEST SELECT FUNDS


INCOME FUND
INCOME EQUITY FUND
VALUGROWTHsm STOCK FUND

SMALL COMPANY STOCK FUND

TWO PORTLAND SQUARE
PORTLAND, MAINE 04101
(207) 879-1900


PROSPECTUS
MAY 1, 1998

--------------------------------------------------------------------------------

This Prospectus offers shares (the "Shares") of Income Fund, Income Equity Fund, ValuGrowth Stock Fund and Small Company Stock Fund (each, a "Fund" and, collectively, the "Funds"), each a series of Norwest Select Funds, an open-end management investment company (the "Trust").

INCOME FUND seeks stable  current  income and  competitive  total return over an
interest-rate   cycle  by  investing   in  a  portfolio   of   investment-grade,
intermediate maturity fixed-income securities.

INCOME EQUITY FUND seeks long-term capital appreciation consistent with that of the overall equity securities markets and above-average dividend income by investing primarily in the common stock of large, income-producing domestic companies.

VALUGROWTH STOCK FUND seeks long-term capital appreciation by investing in a diversified portfolio of common stock and securities convertible into common stock that may be rated or unrated.


SMALL COMPANY STOCK FUND seeks capital appreciation by investing primarily in the common stock of small and medium size domestic companies that have a market capitalization well below that of the average company in the Standard & Poor's 500 Composite Stock Price Index.


This Prospectus sets forth concisely the information concerning the Trust and the Funds that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission ("SEC") a Statement of Additional Information (the "SAI") with respect to each Fund dated May 1, 1998, as may be further amended from time to time, which contains more detailed information about the Trust and each of the Funds and is incorporated into this Prospectus by reference. The SAI is available without charge by contacting the Trust at the telephone number listed above. Investors should read this Prospectus and retain it for future reference.


NORWEST SELECT FUNDS IS A FAMILY OF MUTUAL FUNDS. THE SHARES OF MUTUAL FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY. THE SHARES ALSO ARE NOT OBLIGATIONS,

DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY NORWEST BANK MINNESOTA, N.A. OR ANY OTHER BANK OR BANK AFFILIATE.

AN INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

The Trust...........................................2         Dividends, Distributions, and
Financial Highlights................................3           Tax Matters......................................18
Investment Objectives, Policies, and                          Other Information..................................19
  and Risk Considerations...........................5
Management of the Funds............................13         Appendix A:  Investments,  Investment Strategies, and
Purchases and Redemptions of Shares................16                      Risk Considerations..................A-1

THE TRUST


The Trust is an open-end management investment company that was organized as a Delaware business trust on December 7, 1993. This Prospectus relates to four separate series of the Trust: Income Fund (formerly Intermediate Bond Fund), Income Equity Fund, ValuGrowth Stock Fund and Small Company Stock Fund. Each Fund has a distinct investment objective and policies. See "Investment Objectives, Policies, and Risk Considerations."


Shares of the Trust currently are sold only to separate accounts ("Separate Accounts") of certain insurance companies (the "Insurance Companies") to serve as the underlying investment vehicles for variable life insurance policies and variable annuity contracts (collectively the "Contracts") issued by the Insurance Companies. Consequently, the terms "shareholder" and "shareholders" in this Prospectus refer to the Insurance Companies. Beneficial owners of the Contracts are referred to as "Contract owners". Shares of the Trust currently are not offered directly to, and may not be purchased directly by, members of the public but in the future may be offered to qualified pension or retirement plans. The Separate Accounts invest in Shares of one or more of the Funds in accordance with allocation instructions received from Contract owners. These allocations are described further in the Prospectus for the Separate Accounts.

The investment adviser to each Fund (the "Adviser") is Norwest Investment Management, Inc. ("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"), and Crestone Capital Management, Inc. ("Crestone" and, collectively at times with the Adviser, the "Advisers") serves as investment subadviser to Small Company Stock Fund.

The value of certain benefits under the Contracts vary with the investment performance of the Funds. Prospective purchasers should carefully consider the information about the Trust and the Funds presented in this Prospectus prior to purchasing a Contract.

FINANCIAL HIGHLIGHTS


The following table provides financial highlights for each of the Funds. This information represents selected data for a single outstanding Share of each Fund for the periods shown. Information shown was audited by _________, independent auditors. Each Fund's financial statements for the fiscal year ended December 31, 1997, and independent auditors' report thereon are contained in the Fund's Annual Report and are incorporated by reference into the SAI. Further information about each Fund's performance is contained in the Fund's Annual Report, which may be obtained from the Trust without charge.




                                                                        Net Realized
                                                                             and           Dividends    Distributions    Ending
NORWEST SELECT FUNDS                    Beginning Net        Net          Unrealized       from Net       from Net      Net Asset
                                         Asset Value      Investment     Gain (Loss)      Investment      Realized      Value Per
                                          Per Share         Income      on Investments       Income         Gain          Share
------------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
January 1, 1997 to December 31, 1997        $10.72           $0.56           $0.41           ($0.56)       ($0.07)       $11.06
January 1, 1996 to December 31, 1996        $10.98           $0.50          ($0.24)          ($0.50)       ($0.02)       $10.72
January 1, 1995 to December 31, 1995         $9.95           $0.33           $1.36           ($0.66)         --          $10.98
June 1, 1994 to December 31, 1994(a)        $10.00           $0.33          ($0.38)           --             --           $9.95
INCOME EQUITY FUND
January 1, 1997 to December 31, 1997        $10.91           $0.14           $2.79           ($0.14)       ($0.02)       $13.68
May 6, 1996 to December 31, 1996(a)         $10.00           $0.08           $0.92           ($0.08)       ($0.01)       $10.91
VALUGROWTH STOCK FUND
January 1, 1997 to December 31, 1997        $14.36           $0.11           $3.26           ($0.11)       ($0.36)       $17.26
January 1, 1996 to December 31, 1996        $12.04           $0.11           $2.32           ($0.11)         --          $14.36
January 1, 1995 to December 31, 1995         $9.81           $0.07           $2.30           ($0.14)         --          $12.04
June 1, 1994 to December 31, 1994(a)        $10.00           $0.07          ($0.26)           --             --           $9.81
SMALL COMPANY STOCK FUND
January 1, 1997 to December 31, 1997        $13.50           $0.01           $1.24           ($0.01)       ($1.97)       $12.77
January 1, 1996 to December 31, 1996        $11.21           $0.02           $3.51           ($0.02)       ($1.22)       $13.50
May 1, 1995 to December 31, 1995(a)         $10.00           $0.06           $1.54           ($0.06)       ($0.33)       $11.21

------------------------------------------------------------------------------------------------------------------------------------


    Ratio to Average Net Assets

------------------------------------


    Net                                         Portfolio                           Net Assets at
Investment     Net        Gross        Total     Turnover   Average Commission      End of Period
  Income     Expenses  Expenses(b)    Return       Rate          Rate (d)          (000's Omitted)
-----------------------------------------------------------------------------------------------------
   6.00%        0.60%     1.97%         9.08%     179.37%           N/A                $9,229
   6.05%        0.60%     2.52%         2.37%     125.23%           N/A                $5,959
   6.33%        0.60%     4.67%        17.08%      54.04%           N/A                $3,090
   6.45%(c)     0.60%(c)  9.31%(c)     (0.50%)     52.61%           N/A                $1,255

   1.85%        0.80%     1.34%        26.90%       2.85%         $0.0884              $39,888
   2.31%(c)     0.80%(c)  2.51%(c)      9.95%       4.20%         $0.0971              $9,415

   0.87%        0.80%     1.50%        23.56%      34.58%         $0.0735              $21,764
   1.08%        0.80%     2.02%        20.21%      37.57%         $0.0847              $10,583
   1.24%        0.80%     3.81%        24.15%      25.44%           N/A                $4,793
   1.67%(c)     0.80%(c)  8.00%(c)     (1.09%)     16.77%           N/A                $1,910

   0.07%        0.80%     1.88%         9.87%     208.95%         $0.0633              $11,482
   0.16%        0.80%     2.82%        31.47%     194.87%         $0.0590              $6,091
   1.02%(c)     0.80%(c)  5.38%(c)     15.95%      51.16%           N/A                $2,027

-----------------------------------------------------------------------------------------------------

(a) Income Fund (formerly Intermediate Bond Fund) and ValuGrowth Stock Fund commenced operations on June 1, 1994. Small Company Stock Fund commenced operations on May 1, 1995. Income Equity Fund commenced operations on May 6, 1996.
(b) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(c)  Annualized
(d) Represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual fund financial statements.

INVESTMENT OBJECTIVES, POLICIES, AND RISK CONSIDERATIONS


Each Fund has a stated investment objective that it pursues through its investment policies. The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. (For a further description of each Fund's investments, investment techniques, and related risk considerations, see "Appendix A -- Investments, Investment Strategies, and Risk Considerations" (the "Appendix") and the SAI.)


INVESTMENT OBJECTIVES

Each Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's shareholders. There can be no assurance that any Fund will achieve its investment objective.


INCOME FUND'S investment objective is to provide stable current income and competitive total return over an interest rate cycle.

INCOME EQUITY FUND'S investment objective is to provide long-term capital appreciation consistent with above-average dividend income.

VALUGROWTH STOCK FUND'S investment objective is to provide long-term capital appreciation.


SMALL  COMPANY  STOCK  FUND'S   investment   objective  is  to  provide  capital
appreciation.

INVESTMENT POLICIES


INCOME FUND

Income Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed and variable rate U.S. dollar denominated fixed income securities. These securities cover a broad spectrum of United States issuers, including U.S. Government Securities, mortgage- and asset-backed securities and the debt securities of financial institutions, corporations, and others. Norwest attempts to increase the Fund's performance by applying various fixed income management techniques combined with fundamental economic, credit and market analysis while at the same time controlling total return volatility by targeting the Fund's duration within a narrow band around the Lipper Corporate A-Rated Debt Average.

The Fund may invest any amount of its assets, and normally will invest at least 30% of its total assets, in U.S. Government Securities. The fixed income securities in which the Fund invests also include mortgage-backed and other asset-backed securities, although the Fund limits these investments to not more than 50% and 25%, respectively, of its total assets. The Fund may invest up to 50% of its total assets in corporate securities, such as bonds, debentures and notes and fixed income securities that can be converted into or exchanged for common stocks ("convertible securities") and may invest in zero coupon securities and enter into "dollar roll" transactions. The Fund may invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities").

The Fund will invest primarily in securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 40 years, and it is anticipated that the Fund's portfolio of securities will have an average dollar-weighted maturity of between 3 and 15 years. The Fund's portfolio of securities will normally have a duration of between 70% and 130% of the duration of the Lipper Corporate A-Rated Debt Average. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and, accordingly, is a measure of price sensitivity to interest rate changes ("duration risk"). Because earlier payments on a debt security have a higher present value, duration of a security, except a zero-coupon security, will be less than the security's stated maturity.

The Fund may invest in debt securities registered and sold in the United States by foreign issuers (Yankee Bonds) and debt securities sold outside the United States by foreign or U.S. issuers (Euro-bonds). The Fund intends to restrict its purchases of debt securities to issues denominated and payable in United States dollars. For a description of the risks involved in investments in foreign securities, see "Investment Objectives and Policies -- Additional Investment Considerations and Risk Factors."

Normally, at least 80% of the Fund's assets will be invested in securities that are rated (or unrated and determined by Norwest to be of comparable quality) within the top four grades by an NRSRO at the time of purchase. For example, for bonds, these grades are "Aaa", "Aa", "A" and "Baa" in the case of Moody's Investors Service ("Moody's") and "AAA", "AA", "A" and "BBB" in the case of Standard & Poor's ("S&P") and Fitch IBCA, Inc. ("Fitch"). These securities are generally considered to be investment grade securities, although Moody's indicates that securities rated "Baa" have speculative characteristics. A description of the rating categories of certain NRSROs is contained in the SAI of the Fund.

NON-INVESTMENT GRADE SECURITIES. The Fund may invest up to 20% of its total assets in securities rated in the fifth highest rating category by an NRSRO ("Ba" by Moody's or "BB" by S&P or Fitch), or which are unrated and judged by Norwest to be of comparable quality. Such securities (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. Non-investment grade, high risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.

In order to manage its exposure to different types of investments, the Fund may enter into interest-rate and mortgage swap agreements and may purchase and sell interest-rate caps, floors and collars. The Fund also may engage in certain strategies involving options (both exchange-traded and over-the-counter) to attempt to enhance the Fund's return and may attempt to reduce the overall risk of its investments ("hedge") by using options and futures contracts. The Fund's ability to use these strategies may be limited by market considerations, regulatory limits and tax considerations. The Fund may write covered call and put options, buy put and call options, buy and sell interest-rate futures contracts, and buy options and write covered options on those futures contracts. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains a segregated account of liquid, high-grade debt instruments with a value at all times sufficient to cover the Fund's obligations under the option.

INCOME EQUITY FUND

Income Equity Fund expects to invest primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations. Primary emphasis is placed on investing in securities of companies with above-average dividend income. In selecting securities for the Fund, the Adviser uses various valuation measures, including above-average dividend yields and below industry average price to earnings, price to book and price to sales ratios. The Fund considers large companies to be those whose market capitalization is at least $600 million at the time of purchase. The Portfolio also may invest in preferred stock and securities convertible into common stock and may purchase American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers. See "Appendix A -- Investments, Investment Strategies, and Risk Considerations." Under normal circumstances, Income Equity Fund will not invest more than 10% of its total assets in the securities of a single issuer.

VALUGROWTH STOCK FUND

The Fund invests primarily in medium- and large-capitalization companies (companies with a market capitalization of greater than $500 million) that, in the view of the Adviser, possess above average growth characteristics and appear to be undervalued.

The Fund seeks to identify and invest in companies whose earnings and dividends the Adviser believes will grow both faster than inflation and faster than the economy in general and whose growth the Adviser believes has not yet been fully reflected in the market price of the companies' shares. In seeking these investments, the Adviser relies primarily on a company by company analysis (rather than on a broader analysis of industry or economic sector trends) and considers such matters as the quality of a company's management, the existence of a leading or dominant position in a major product line or market, the soundness of the company's financial position, and the maintenance of a relatively high rate of return on invested capital and shareholder's equity. Once companies are identified as possible investments, the Adviser applies a number of valuation measures to determine the relative attractiveness of each company and selects those companies whose shares are most attractively priced.


The Fund also may invest in selected companies that the Adviser regards as "special situations." Special situation companies often have the potential for significant future earnings growth but have not performed well in the recent past. These situations may include management turnarounds, corporate or asset restructurings, or significantly undervalued assets. These investments are the exception, not the rule, and must satisfy the Adviser's valuation parameters. In addition, the Fund may invest up to 20% of its assets in American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers. See "Appendix A -- Investments, Investment Strategies, and Risk Considerations."


SMALL COMPANY STOCK FUND

Small Company Stock Fund invests primarily in the common stock of small- and medium-size domestic companies that have a market capitalization well below that of the average company in the Standard & Poor's 500 Composite Stock Price Index. Small and medium companies are those whose market capitalization is less than $1 billion at the time of purchase, although it is anticipated that investments primarily will be in companies with capitalization of less than $750 million.

In selecting securities for the Fund, the Advisers seek securities with significant price appreciation potential, and attempts to identify companies that show above-average growth, as compared to long-term overall market growth. The companies in which the Fund invests may be in a relatively early stage of development or may produce goods and services that have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product line expertise, which, in the view of the Advisers, may result in an enhanced entrepreneurial spirit and greater focus, thereby allowing such companies to be successful. The Advisers believe that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger, more established entities. Small companies frequently retain a large part of their earnings for research, development and investment in capital assets, however, so the prospects for immediate dividend income are limited.

The securities in which the Fund invests may be listed on a securities exchange, included in the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System, or traded in the over-the-counter securities market. Equity securities owned by the Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by the Fund of a portfolio security, to meet redemption requests by shareholders or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

The Fund also may invest up to 20% of its assets in American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers. See "Foreign Securities" and "ADRs and EDRs" in the Appendix.

ADDITIONAL INVESTMENT CONSIDERATIONS AND RISK FACTORS. Investments in smaller companies generally involve greater risks than investments in larger companies due to the small size of the issuer and the fact that the issuer may have more limited product lines, less access to financial markets and less management depth. In addition, many of the securities of these companies trade less frequently and in lower volumes than securities issued by larger companies. The result is that the short-term price volatility of many small company securities may be greater than the price volatility of the securities of larger, more established companies that are widely held. The securities of small companies also may be more sensitive to market changes generally than the securities of large companies.

Investments in foreign securities may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital and changes in foreign governmental attitudes towards private investment possibly leading to nationalization, increased taxation or confiscation of a Fund's assets.

ADDITIONAL INVESTMENT POLICIES

All investment policies of a Fund that are designated as fundamental may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A majority of a Fund's outstanding voting securities means the lesser of 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the shares are present or represented, or more than 50% of the outstanding shares of a Fund. Except as otherwise indicated, investment policies of the Funds are not fundamental and may be changed by the Trust's Board of Trustees (the "Board") without shareholder approval.

INVESTMENT LIMITATIONS

The Funds have adopted the investment limitations listed below, each of which is a nonfundamental policy of the Funds. Other investment limitations, including additional provisions with respect to the limitations listed below, are described in the SAI.


DIVERSIFICATION. As a fundamental policy, each Fund is "diversified" as defined in the Investment Company Act of 1940 (the "1940 Act"). Accordingly, each Fund may not, with respect to 75% of its assets, purchase a security (other than a U.S. Government security or the Securities of investment companies) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer. As nonfundamental policies, except with respect to investment in U.S. Government Securities, no more than 5% of a Fund's total assets (10% with respect to ValuGrowth Stock Fund) will be invested in the securities of any single issuer and no Fund will own more than 10% (5% with respect to Income Fund) of the voting securities of any one issuer.


As a non-fundamental policy, purchases of securities for each of the Funds also are limited in accordance with the diversification requirements established by section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"). To comply with the Code's regulations, each Fund is required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In calculating these percentages, securities of a given issuer generally are treated as one investment, and each U.S. Government agency and instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the United States or an agency or instrumentality of the United States is treated by the Fund as a security issued by the U.S. Government, agency or instrumentality, as applicable.


Compliance with the applicable Code diversification rules under generally limits the ability of the Funds, and particularly Income Fund, to invest greater than 55% of total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government. Failure to comply with these diversification requirements may result in immediate taxation to the Contract owners of all returns credited to the Contracts.


CONCENTRATION. Each Fund is prohibited from concentrating its assets in the securities of issuers in any industry. As a fundamental policy, each Fund may not purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S. Government Securities, foreign government securities or repurchase agreements covering U.S. Government Securities.

ILLIQUID SECURITIES. No Fund may invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and include, among other things, repurchase agreements not entitling the holder to payment within seven days and restricted securities (other than those determined to be liquid pursuant to guidelines established by the Board). Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

An institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"), including repurchase agreements and foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act, the investment advisers may determine that such securities are not illiquid securities under guidelines adopted by the Board. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holdings of that security may be illiquid.

INVESTMENT IN OTHER INVESTMENT COMPANIES. Notwithstanding anything to the contrary, each of the Funds may invest, to the extent permitted by the 1940 Act, all or a portion of their assets in one or more open-end management investment companies.


BORROWING AND LENDING. As a fundamental policy, each Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 1/3% of the value of the Fund's assets as computed immediately after the borrowing. Borrowing for other than temporary or emergency purposes or meeting redemption requests is limited to 5% of the value of each Fund's total assets. Where a Fund establishes a segregated account to limit the amount of leveraging of the Fund with respect to certain investment techniques, including reverse purchase agreements, the Fund does not treat those techniques as involving borrowings. See "Investments Involving Leverage" in the Appendix. As a fundamental policy, no Fund may make any loans except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments for the Fund. No Fund will lend portfolio securities in excess of 33 1/3% of the value of the Fund's total assets as determined by SEC guidelines.

MARGIN AND SHORT SALES. Each Fund may purchase securities on margin and make short sales of securities. As a borrowing, the Fund's purchase of securities on margin is subject to the limitations on and risks involved with borrowing. Although permitted to do so, the Funds have no current intention of employing either of these investment techniques in any material amount. The Funds may, however, enter into short sales against the box. (See "Short Sales" in the Appendix.)

FIXED-INCOME SECURITIES AND THEIR CHARACTERISTICS


Although Income Fund may invest only in investment-grade fixed-income securities and Small Company Stock Fund , an investment in a Fund is subject to risk even if all fixed-income securities in the Fund's portfolio are paid in full at maturity. All fixed-income securities, including U.S. Government Securities, can change in value when there is a change in interest rates, the issuer's actual or perceived creditworthiness, or the issuer's ability to meet its obligations.


The market value of the interest-bearing debt securities held by the Funds is affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, a decrease in interest rates produces an increase in market value, while an increase in interest rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater is the effect of interest-rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness also affects the market value of the debt securities of that issuer. The possibility exists that the ability of any issuer to pay, when due, the principal of and interest on its debt securities may be materially impaired.

RATING MATTERS

The Funds' investments are subject to "credit risk" relating to the financial condition of the issuers of the securities that each Fund holds. To limit credit risk, each Fund may only purchase securities that are rated in the four highest long-term rating categories assigned by a NRSRO. For example, the four highest rating categories for corporate bonds are "Aaa", "Aa", "A" and "Baa" in the case of Moody's and "AAA", "AA", "A" and "BBB" in the case of S&P and Fitch. Fixed-income securities rated in these categories are generally considered to be investment-grade securities, although Moody's indicates that securities rated "Baa" have speculative characteristics. Short-term debt, including commercial paper, rated in the two highest categories of an NRSRO - "Prime-1" and "Prime-2" in the case of Moody's, "A" and "B" in the case of S&P and "F-1+" and "F-1" in the case of Fitch -- have the strongest ability for timely debt repayment. A description of the rating categories of various NRSROs is contained in the SAI.

The Funds also may purchase unrated securities if the Advisers determine the security to be of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. Each Fund may retain a security whose rating has been lowered below the Fund's lowest permissible rating category (or that are unrated and determined by an Adviser to be of comparable quality to securities whose rating has been lowered below the Fund's lowest permissible rating category) if the Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

VARIABLE-AND FLOATING-RATE SECURITIES

The Funds may invest (including mortgage-related securities) in securities that have variable-or floating-rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest-rate index or market interest rate (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest-rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to maintain a stable net asset value. Similar to fixed-rate debt instruments, variable-and floating-rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to U.S. Treasury or other U.S. Government Securities or indices based on those securities as well as any other rate of interest or index. Certain variable-rate securities (including mortgage-related securities) pay interest at a rate that varies inversely with prevailing short-term interest rates (sometimes referred to as inverse floaters). For instance, upon reset, the interest rate payable on a security may decline when the underlying index has risen. During times when short-term interest rates are relatively low as compared to long-term interest rates, a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest-rate reset mechanism that multiplies the effects of changes in the underlying index. This may be a form of leverage that could have the effect of increasing the volatility of the security's market value while increasing the security's, and thus the Fund's, yield.

There may not be an active secondary market for certain floating-or variable-rate instruments (particularly inverse floaters and similar instruments), which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights (such as puts) that it may have. A Fund could, for this or other reasons, suffer a loss with respect to an instrument. An Adviser monitors the liquidity of each Fund's investment in variable-and floating-rate instruments, but there can be no guarantee that an active secondary market will exist.

TEMPORARY DEFENSIVE POSITION

When business or financial conditions warrant, each Fund may assume a temporary defensive position and invest all or any portion of its assets in cash or in cash equivalents, including: (i) short-term U.S. Government Securities; (ii) prime-quality short-term instruments of U.S. depository institutions; (iii) prime quality commercial paper; (iv) repurchase agreements covering any of the securities in which the Fund may invest directly; and (v) to the extent permitted by the 1940 Act, shares of money market mutual funds. Prime-quality instruments are those rated in the two highest rating categories assigned by an NRSRO. When a Fund has assumed a temporary defensive position, it may not be pursuing its investment objective. The Funds may also invest in these securities or hold cash pending investment in other securities.

MANAGEMENT OF THE FUNDS

The business of the Trust is managed under the direction of the Board. The Board formulates the general policies of the Funds and generally meets quarterly to review the Fund's investment results, monitor investment activities and practices, and discuss other matters affecting the Funds and the Trust. The SAI contains general background information about the trustees and officers of the Trust.

INVESTMENT ADVISORY SERVICES

NORWEST INVESTMENT MANAGEMENT, INC.


Subject to the general supervision of the Board, Norwest makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program or oversees the investment decisions of the investment subadviser, as applicable. Norwest, which is located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479, is an indirect subsidiary of Norwest Corporation, a multi-bank holding company incorporated under the laws of Delaware in 1929. As of June 30, 1997, Norwest Corporation was one of the largest bank holding companies in the United States in terms of assets. As of that date, Norwest and its affiliates managed or provided investment advice with respect to assets totaling approximately $22 billion.

For its services under the investment advisory agreements, the Adviser is entitled to receive from the Trust an advisory fee based on the average daily net assets of the respective Fund at the following annual rates: Income Fund, 0.60%; Income Equity Fund, 0.80%; ValuGrowth Stock Fund, 0.80%; and Small Company Stock Fund, 0.80%.


CRESTONE CAPITAL MANAGEMENT, INC.


To assist the Adviser in carrying out its obligations under the investment advisory agreement with respect to Small Company Stock Fund, Norwest has entered into an investment subadvisory agreement among the Trust, the Adviser and Crestone. Crestone, which is located at 7720 East Belleview Avenue, Suite 220, Englewood Colorado 80111, is a subsidiary of Norwest Bank. Crestone provides investment advice regarding companies with small capitalization to various clients, including institutional investors. As of June 30, 1997, Crestone managed assets with a value of approximately $534 million.


Under to the investment subadvisory agreement, Crestone makes investment decisions for Small Company Stock Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio that the Adviser believes should be invested using Crestone as investment subadviser. Currently, Crestone has managed the entire portfolio of the Fund since inception. The Adviser supervises the performance of Crestone, including its adherence to the Fund's investment objective and policies, and pays Crestone a fee for the investment subadvisory services provided.

PORTFOLIO MANAGERS

Many persons on the advisory staff of the Adviser and Crestone contribute to the investment advisory services provided to each Fund, as applicable. The following persons, however, have been primarily responsible for the day to day management of the Funds' investment portfolios since inception:


     INCOME FUND - Ms. Marjorie H. Grace, CFA. Ms. Grace has been a Vice President of Norwest Bank since 1992; she has served as a portfolio manager for the Fund since January 1996 and has been a portfolio manager for other funds at Norwest Bank since 1992.

     INCOME EQUITY FUND - Mr. David L. Roberts, CFA. Mr. Roberts has been a Senior Vice President of Norwest Bank since 1991; he has been associated with Norwest and its affiliates for over 20 years in various investment related capacities.

     VALUGROWTH  STOCK  FUND - Mr.  David  S.  Lunt,  CFA.  Mr.  Lunt  is a Vice
     President of Norwest Bank and has been associated with Norwest and its affiliates since 1992.


     SMALL COMPANY STOCK FUND - Mr. Kirk McCown, CFA. Mr. McCown is founder, President and a Director of Crestone, which was incorporated in 1990.


MANAGEMENT AND DISTRIBUTION SERVICES


Subject to the supervision of the Board, Forum Financial Services, Inc.(R) ("Forum") supervises the overall management of the Trust (other than portfolio management), including the Trust's receipt of services for which the Trust is obligated to pay, and provides the Trust with general office facilities pursuant to a management agreement with the Trust. Forum provides persons satisfactory to the Board to serve as officers of the Trust. As of the date of this Prospectus, Forum acts as manager and distributor of registered investment companies and collective investment funds with assets of approximately $32 billion. Forum, whose principal business address is Two Portland Square, Portland, Maine, is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc.


For its management services and facilities, Forum is entitled to receive a monthly fee at an annual rate of 0.20% of the average daily net assets of each Fund. Pursuant to a separate distribution agreement with the Trust, Forum acts as the agent of the Trust in connection with the offering of Shares of the Funds. Forum receives no payments for its services under the distribution agreement. In addition, none of the Funds has adopted a distribution plan and, accordingly, no Fund currently incurs Rule 12b-1 fees.

SHAREHOLDER SERVICES AND CUSTODY

Norwest Bank serves as transfer agent and dividend disbursing agent for the Trust (the "Transfer Agent"). Norwest Bank also serves as the Trust's custodian and may appoint certain subcustodians to provide custodial services for any foreign securities and other assets held in foreign countries for a of Fund For these services, Norwest is entitled to compensation at an aggregate annual rate of up to 0.10% of each Fund's average daily net assets.

EXPENSES OF THE FUNDS

Subject to the obligation of Norwest to reimburse the Trust for certain expenses of the Funds, the Trust has confirmed its obligation to pay all the Trust's expenses. The Funds' expenses include Trust expenses attributable to the Funds, which are allocated to each Fund, and expenses not specifically attributable to the Funds, which are allocated among the Funds and all other funds of the Trust in proportion to their average net assets. Each service provider to a Fund may elect to waive (or continue to waive) all or a portion of their fees, which are accrued daily and paid monthly. Any such waivers will have the effect of increasing a Fund's performance for the period during which the waiver is in effect. Fee waivers are voluntary and may be reduced or eliminated at any time.

Each service provider to the Trust or their agents and affiliates also may act in various capacities for, and receive compensation from, their customers who are shareholders of a Fund. Under agreements with those customers, these entities may elect to credit against the fees payable to them by their customers or to rebate to customers all or a portion of any fee received from the Trust with respect to assets of those customers invested in a Fund.

PURCHASES AND REDEMPTIONS OF SHARES

The Trust currently offers its Shares only to Insurance Companies. It is possible at some later date that Shares of the Trust may be offered to other persons consistent with the use of the Trust as an investment vehicle for variable insurance products or to qualified pension or retirement plans.

Shares of the Funds currently are sold to Separate Accounts of Fortis Benefits Insurance Company ("Fortis") to fund variable annuity contracts. In the future, Shares may be sold to Separate Accounts of Fortis to fund variable life insurance policies and to other Insurance Companies that are not affiliated with Fortis. The Trust currently does not foresee any disadvantages to Contract owners arising from offering of the Trust's shares to separate accounts of other Insurance Companies or to Separate Accounts funding both variable life insurance policies and variable annuity contracts. It is possible however, that the interests of owners of various Contracts participating in the Trust might at some time be in conflict. The Board and the Insurance Companies whose Separate Accounts invest in the Trust, in accordance with any procedures that may be agreed to by the Trust and the Insurance Companies, will monitor events in order to identify any material irreconcilable conflicts between the interests of all

Contract owners participating in Separate Accounts utilizing the Trust, and to determine what action, if any, should be taken in response thereto. Material irreconcilable conflicts could result from, for example: (i) changes in state insurance laws, (ii) changes in federal income and other tax laws, (iii) changes in the investment management of any of the Funds, or (iv) differences in voting instructions given by Contract owners. Actions taken in response to a material irreconcilable conflict could include the sale of Trust Shares by one or more of the Separate Accounts investing in the Trust, which could have adverse consequences to other shareholders. In addition, the Board, consistent with the terms under which the Insurance Companies participate in the Trust, may refuse to sell Shares of any Fund to any Separate Account or may suspend or terminate the offering of Shares of any Fund, if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund. The costs of resolving any such material irreconcilable conflicts will not be borne by Contract owners.

Fund Shares may be purchased or redeemed on each day when the Trust values its assets. Fund Shares are sold and redeemed at their respective net asset values (without a sales charge) next computed after instructions from a Contract owner are received by an Insurance Company whose Separate Account invests in the Trust. Other procedures concerning the purchase and redemption of shares are determined by agreement between the shareholders and the Trust or its Transfer Agent.

Normally, redemption proceeds are paid to a Fund's record shareholder immediately following, but not later than seven days following, acceptance of a redemption order. The right of redemption may not be suspended nor the payment dates postponed for more than seven days except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstances as determined by the SEC. Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Trust may at its option effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

Contract owners do not deal directly with the Trust with respect to the purchase or redemption of Shares. Contract owners should refer to the Prospectus for their Separate Account for information on allocation of premiums and on transfers of account value among divisions of the pertinent Insurance Company Separate Accounts that invest in each Fund.


Fund shares are continuously sold on every weekday except customary national business holidays (New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and Good Friday ("Fund Business Day"). The purchase price for Fund shares equals their net asset value next-determined after acceptance of an order without charge.

The Trust determines the net asset value per share of each Fund as of 4:00 p.m., Eastern Time, on each Fund Business Day by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. Securities owned by a Fund for which market quotations are readily available are valued at current market value or, in their absence, at fair value as determined by the Board or pursuant to procedures approved by the Board, as applicable. The Trust only determines net asset value on Fund Business Days.


Current market value of securities may be provided by independent pricing services of the type commonly used in the investment company industry. Debt securities may be valued at prices supplied by pricing services based on broker-or dealer-supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity, without regard to sale or bid prices, when this pricing method is believed to accurately reflect the fair market value of these securities.

DIVIDENDS, DISTRIBUTIONS, AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

Dividends of net investment income are declared and paid annually by the Funds. Each Fund's net capital gain, if any, is distributed at least annually. Dividends and distributions are automatically reinvested in additional Fund Shares at the its net asset value next determined unless the shareholder has elected to have all dividends and distributions paid in cash.

TAX MATTERS

Each Fund is treated as a separate corporation for federal income tax purposes and intends to qualify for each fiscal year as a "regulated investment company" under the Code. In addition, each Fund intends to distribute all of its net investment income and any net capital gain each year. Accordingly, the Funds do not expect to be liable for federal income or excise taxes on their net investment income and net capital gain.

Future regulations or rulings addressing the circumstances in which a Contract owner's control of the investments of a Separate Account may cause the Contract owner, rather than the Insurance Company, to be treated as the owner of the assets held by the Separate Account. If the Contract owner is considered the owner of the securities underlying the Separate Account, income and gains produced by those securities would be included currently in the Contract owner's gross income. It is not known what standard would be set forth in any regulations or rulings. Any standard may apply only prospectively, although retroactive application is possible.

In the event that rules or regulations are adopted, there can be no assurance that the Funds will be able to operate as currently described herein, or that the Trust will not have to change any Fund's investment objective or investment policies. While each Fund's investment objective is fundamental and may be changed only by a vote of a majority of the Fund's outstanding shares, the Board has reserved the right in its sole discretion to modify the investment policies and investment limitations of each Fund that are not fundamental policies as they deem necessary or appropriate to minimize the risk of any such prospective rules and regulations from causing the Contract owners to be considered the owners of the shares of the Funds.

OTHER INFORMATION

PERFORMANCE INFORMATION

A Fund's performance may be quoted in advertising in terms of yield or total return. All performance information is based on historical results and is not intended to indicate future performance. A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate standardized yield, a Fund takes the interest income it earned from its investments for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Funds' returns, shareholders should recognize that they are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gain or loss. Published yield quotations are, and total return figures may be, based on amounts actually invested in a Fund net of sales loads that may be paid by an investor. A computation of yield or total return that does not take into account the sales load paid by an investor will be higher than a computation based on the public offering price of shares purchased that take into account payment of the sales load.

The Funds' advertisements may reference ratings and rankings among similar mutual funds by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc. and IBC/Donoghue, Inc. The comparative material found in the Funds' advertisements, sales literature or reports to shareholders may contain performance ratings. This material is not to be considered representative or indicative of future performance. All performance information for a Fund is calculated on a class basis. In addition, a Fund may use a benchmark securities index as a measure of the Fund's performance. These indices are not used in the management of the Fund but rather are standards by which the Adviser and shareholders may compare the performance of a Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund. The Funds may from time to time advertise a comparison of their performance against any of these or other indices.

VARIABLE CONTRACT CHARGES. Performance figures of the Funds are calculated in accordance with SEC requirements and do not include charges by Separate Accounts that invest in the Fund's Shares such as recurring fees charged to all contract holders accounts. Fund performance information must be presented in conjunction with performance information relating to the Contracts. Purchasers of Contracts issued by Insurance Companies should therefore recognize that the yield and total return on the Separate Account assets relating to their Contract which is invested in Shares of any of the Funds would be lower than the yield and total return of the Fund for the same period.

BANKING LAW MATTERS

Federal banking laws and regulations generally permit a bank or bank affiliate to act as investment adviser, transfer agent, or custodian to an investment company. Forum believes that the Adviser and any other bank or bank affiliate may perform the services described in this Prospectus or similar services without violating applicable federal banking laws or regulations.

Federal or state statutes or regulations and judicial or administrative decisions or interpretations relating to the activities of banks and their affiliates, however, could prevent a bank or bank affiliate from continuing to perform all or a part of the activities contemplated by this Prospectus. In this event, changes in the operation of the Trust might occur. It is not expected that shareholders would suffer any material adverse financial consequences as a result of any of these occurrences.

PORTFOLIO TRANSACTIONS

Each Adviser places orders for the purchase and sale of assets it manages with brokers and dealers selected in its discretion. The Advisers seek "best execution" of portfolio transactions, but a Fund may pay higher than the lowest available commission rates when an Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

Subject to the Funds' policy of obtaining the best price consistent with quality of execution of transactions, the Advisers may employ Norwest Investment Services, Inc. and any other broker-dealer affiliates of the Adviser (collectively "Affiliated Brokers") to effect brokerage transactions for the Funds. Payment of commissions to an Affiliated Broker is subject to procedures adopted by the Board to ensure that the commissions do not exceed the usual and customary broker's commissions charged by unaffiliated brokers. No specific portion of a Fund's brokerage is directed to Affiliated Brokers and in no event may a broker affiliated with the Adviser receive brokerage transactions in recognition of research services provided to the Adviser.

With respect to Income Equity Fund, ValuGrowth Stock Fund and Small Company Stock Fund, a higher portfolio turnover rate may result in increased brokerage costs to the Fund.

SHAREHOLDER VOTING AND OTHER RIGHTS

Each Fund Share has equal dividend, distribution, liquidation and voting rights, and fractional Shares have those rights proportionately. Delaware law does not require a registered investment company to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or Delaware law. Shareholders have available certain procedures for the removal of trustees.

Shareholders of the Trust are given certain voting rights. Each Fund Share is given one vote, unless a different allocation of voting rights is required under applicable law for an open-end investment company that is an investment medium for variable insurance products. Fund shareholders will vote Shares in the Separate Accounts as required by law and interpretations thereof, as may be amended or changed from time to time. Under current law and interpretations thereof, an Insurance Company is generally required to request voting instructions from Contract owners and to vote Shares in the Separate Account in proportion with the voting instructions received. Under certain circumstances, however, an Insurance Company may disregard voting instructions received from Contract owners. Contract owner voting rights are described in the Prospectus for the Contracts.

There are no conversion or preemptive rights in connection with Shares of the Trust. All Shares when issued in accordance with the terms of their offering will be fully paid and nonassessable by the Trust. Shares are redeemable at net asset value. Upon redeeming Shares of the Fund, a record shareholder will receive the portion of the Fund's net assets represented by the redeemed Shares.


As of May 1, 1998, Fund Shares were sold only to Separate Accounts of Fortis. As of that date, Fortis owned substantially all of the outstanding shares of each Fund.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                APPENDIX A - INVESTMENTS, INVESTMENT STRATEGIES,
                             AND RISK CONSIDERATIONS

This Appendix describes in detail the investments, investment strategies and risk considerations set forth in the Prospectus under the heading "Investment Objectives, Policies, and Risk Considerations." The Funds that may utilize the particular investment or investment strategy are identified parenthetically.

COMMON AND PREFERRED STOCK (INCOME EQUITY FUND, VALUGROWTH STOCK FUND AND SMALL COMPANY STOCK FUND). Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors (including fixed-income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends or, in the alternative, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed-income securities. In addition, holders of preferred stock generally have certain preferred voting rights in various corporate matters. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of securities traded on a national securities exchange. As a result, disposition by the Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of common and preferred stock is often based upon investor perceptions and not necessarily the book value or other objective measure of a company's worth. The Funds may invest in warrants, which are options to purchase an equity security from the issuer at a specified price (usually for a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.

CONVERTIBLE SECURITIES (ALL FUNDS). Convertible securities, including convertible debt and convertible preferred stock, are fixed-income securities that may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. These securities are usually senior to common stock in a corporation's capital structure but subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed-income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). The investment value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The conversion value of a convertible security is influenced by the value of the underlying common stock.


Income Fund and Small Company Stock Fund only invest in convertible securities that are investment grade. ValuGrowth Stock Fund may invest in convertible debt of any grade. The rating categories for convertible debt range from "Aaa" to "C", in the case of Moody's and from "AAA" to "D", in the case of S&P, and for preferred stock range from "aaa" to "c", in the case of Moody's, and from "AAA" to "D", in the case of S&P. Securities in the lowest rating categories are characterized by Moody's as having extremely poor prospects of ever attaining any real investment standing and by S&P as being in default, in the case of debt, and non-paying with debt in default, in the case of preferred stock. Unrated securities may not be as actively traded as rated securities. (For a further description of the ratings used by Moody's, S&P and certain other NRSROs, see Appendix A in the SAI.)


FOREIGN SECURITIES (ALL FUNDS). Dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to a Fund's shareholders; commission rates payable on foreign transactions are generally higher than in the United States; foreign accounting, auditing and financial reporting standards differ from those in the United States and, accordingly less information about foreign companies may be available than is generally available about issuers of comparable securities in the United States; and foreign securities may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates also may affect the value in U.S. dollars of all foreign currency-denominated securities held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult if not impossible to predict.

Income from foreign securities is received and realized in foreign currencies, and a Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after a Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

ADRS AND EDRS (INCOME EQUITY FUND, VALUGROWTH STOCK FUND AND SMALL COMPANY STOCK
FUND). The Funds may invest in sponsored and unsponsored ADR which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Income Equity Fund also may invest in EDRs, which are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets.

SHORT-TERM CORPORATE DEBT SECURITIES (ALL FUNDS). As described under "Temporary Defensive Position" in the Prospectus, the Funds may invest in commercial paper, which consists of unsecured promissory notes issued by corporations. The Funds also may invest in commercial paper for other than temporary or defensive purposes. Commercial paper is issued by companies to finance their affiliates' current obligations. The corporate debt securities in which these Funds may invest include short-term corporate bonds and notes. The Funds also may purchase variable-and floating-rate demand notes of corporations, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. Although a Fund generally would not be able to resell a master demand note to a third party, a Fund would be able to demand payment from the issuer at any time. The Adviser continuously monitors the financial condition of the issuer to determine the issuer's likely ability to make payment on demand. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

FINANCIAL INSTITUTION OBLIGATIONS (ALL FUNDS). The Funds may invest in obligations of financial institutions, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly owned banking-related subsidiaries of foreign banks.


U.S.  GOVERNMENT  SECURITIES (ALL FUNDS).  As used in this Prospectus,  the term
U.S.  Government  Securities  means  obligations  issued  or  guaranteed  as  to principal and interest by the U.S. Government, its agencies or instrumentalities. The U.S. Government Securities in which a Fund may invest include U.S. Treasury Securities and obligations issued or guaranteed by U.S. Government agencies, instrumentalities and government-sponsored enterprises, some of which are backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, the U.S. Government Securities also may include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

ZERO COUPON SECURITIES (INCOME FUND). Income Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These components are traded independently under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES"). The Fund also may invest in other types of related zero coupon securities. Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity, but for zero-coupon security held, the Fund must include a portion of the original issue discount of the security as income. Because of this, zero coupon securities may be subject to greater fluctuation of market value than the other securities in which the Fund may invest. The Fund distributes all of its net investment income and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and may result in a taxable gain or loss.


ILLIQUID AND RESTRICTED SECURITIES (ALL FUNDS). No Fund may invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements not entitling the holder to payment within seven days and restricted securities. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and, to the extent it may invest in restricted securities, a Fund might also have to register those securities in order to dispose of them, resulting in expense and delay. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.


An institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"), including repurchase agreements and foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act, the investment advisers may determine that such securities are not illiquid securities under guidelines adopted by the Board. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holdings of that security may be illiquid.

BORROWING (ALL FUNDS). Each Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of the Fund's net assets. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. No Fund, other than Income Fund, may purchase securities for investment while any borrowing equaling 5% or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of the Fund's total assets. A Fund's use of borrowed proceeds to make investments would subject the Fund to the risks of leveraging. Reverse repurchase agreements, short sales not against the box, and other similar investments that involve a form of leverage may have characteristics similar to borrowings but are not considered borrowings if the Fund properly maintains a segregated account, as described below; the use of these techniques in connection with a segregated account may result in a Fund's assets being 100% leveraged. See "Investments Involving Leverage" below.

INVESTMENTS INVOLVING LEVERAGE (ALL FUNDS). Utilization of leveraging involves special risks and may involve speculative investment techniques. The Funds may borrow for investment purposes, lend their securities, enter into reverse repurchase agreements, and purchase securities on a when-issued delayed-delivery or forward-commitment (generally referred to as "forward commitments") basis. In addition, the Funds may purchase securities on margin and sell securities short (other than against the box), and Income Fund may engage in dollar-roll transactions. Each of these transactions involves the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. In addition, the use of swap and related agreements may involve leverage. The Funds use these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.


Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has made. Leverage creates the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash.


REPURCHASE AGREEMENTS; SECURITIES LENDING; REVERSE REPURCHASE AGREEMENTS; WHEN-ISSUED, DELAYED-DELIVERY TRANSACTIONS AND FORWARD-COMMITMENT TRANSACTIONS; (ALL FUNDS) AND DOLLAR-ROLL TRANSACTIONS (INCOME FUND). The Funds' use of repurchase agreements, securities lending, reverse repurchase agreements and forward commitments and dollar-roll transactions entails certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty while these transactions remained open or a counterparty defaulted on its obligations, the Fund might suffer a loss. Failure by the other party to deliver a security purchased by the Fund may result in a missed opportunity to make an alternative investment. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when it believes that the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks. Counterparty insolvency risk with respect to repurchase agreements is reduced by favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty. Those laws do not apply to securities lending and, accordingly, securities lending involves more risk than do repurchase agreements. As a result of entering into forward commitments, dollar-roll transactions, and reverse repurchase agreements, as well as lending its securities, a Fund may be exposed to greater potential fluctuations in the value of its assets and net asset value per share.

SECURITIES LENDING. Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions. Securities loans must be callable at any time and continuously secured by cash, U.S. Government Securities or other high-quality liquid debt or equity securities with a market value, determined daily, at least equal to the value of the Fund's securities loaned, including

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accrued  interest.  A Fund receives interest in respect of securities loans from the borrower or from investing cash collateral. A Fund may pay fees to arrange the loans, as well as administrative or custodial fees. Voting rights on the securities loaned may pass with the lending. The Funds will call any security loans in order to vote if a material issue affecting the investment is to be voted upon. No Fund will lend portfolio securities in excess of 33 1/3% of the value of the Fund's total assets as determined by SEC guidelines.


REPURCHASE AGREEMENTS. Each Fund may from time to time enter into repurchase agreements, transactions in which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price of a repurchase agreement reflects a market rate of interest and is not related to the coupon rate or maturity of the purchased security. The Trust's custodian maintains possession of the collateral underlying a repurchase agreement, which has a market value, determined daily, at least equal to the repurchase price, and which consists of the types of securities in which the Fund may invest directly.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest and is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements may be viewed as a form of borrowing by the Fund from the buyer, collateralized by the security sold by the Fund. A Fund uses the proceeds of reverse repurchase agreements to fund redemptions or to make investments, which in most cases either mature or have a demand feature to resell to the issuer on a date not later than the expiration of the agreement. Interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Any significant commitment of a Fund's assets to the reverse repurchase agreements will tend to increase the volatility of the Fund's net asset value per share.

WHEN-ISSUED, DELAYED-DELIVERY AND TRANSACTIONS FORWARD-COMMITMENT. Each Fund may purchase fixed-income securities on a "when-issued", "delayed-delivery" or "forward-commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, while delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within three months after the transaction. During the period between a commitment and settlement, no payment is made for the securities purchased and no interest on the security accrues to the purchaser. At the time a Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. Failure by the other party to deliver a security purchased by a Fund may result in a loss or a missed opportunity to make an alternative investment.

The use of these transactions enables a Fund to hedge against anticipated changes in interest rates and prices. If the Adviser were to forecast incorrectly the direction of interest-rate movements, however, a Fund might be required to complete these transactions when the value of the security is lower

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

than the price paid by the Fund. Except for dollar-roll transactions, a Fund will not purchase securities on a when-issued, delayed-delivery or forward-commitment basis if, as a result, more than 15% of the value of the Fund's total assets would be committed to such transactions.

Securities issued on a when-issued, delayed-delivery and forward-commitment basis may be sold prior to the settlement date, but the Funds purchase securities on a these bases only with the intention of actually receiving the securities. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Commitment of a Fund's assets to the purchase of securities on a when-issued, delayed delivery or forward-commitment basis tends to increase the volatility of the Fund's net asset value per share.


DOLLAR-ROLL TRANSACTIONS. Income Fund may enter into dollar-roll transactions, which involve the sale by the Fund of U.S. Treasury Securities, GNMA certificates and other fixed-income securities together with a commitment to purchase similar, but not identical, securities at a later date from the same party. During the roll period, no payment is made for the securities purchased and no interest or principal payments on the security accrues to the purchaser, although the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar-roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other securities purchased in when-issued, delayed-delivery, or firm-commitment transactions, dollar-roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund currently treats dollar-roll transactions, whether or not "covered" by a segregated account, as a borrowing, and, therefore, subject to the restriction that the Fund may not borrow in excess of 33 1/3% of the Fund's net assets. The Fund engages in dollar roll transactions only with the intent of acquiring securities for its portfolios.

SWAP AGREEMENTS (INCOME FUND). To manage its exposure to different types of investments, Income Fund may enter into interest-rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest-rate "caps," "floors" and "collars." In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount.Mortgage swap agreements are similar to interest-rate swap agreement, except that the notional principal amount is tied to a reference pool of mortgages.


In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest-rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest-rate

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

floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund's performance. Swap agreements involve risks depending upon the counterparty's creditworthiness and ability to perform as well as a Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when they believe the counterparties present minimal credit risks and the income expected to be earned from the transaction justifies the attendant risks.


SHORT SALES (ALL FUNDS). The Funds may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box"). Income Fund may make short sales of securities which it does not own or have the right to acquire. A short sale that is not made "against the box" is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price for the security. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

MORTGAGE-BACKED SECURITIES (INCOME FUND). Mortgage-backed securities represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by banks, savings associations, private mortgage insurance companies or mortgage bankers.


Interests in mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. In contrast, mortgage-backed securities provide monthly payments which consist of interest and, in most cases, a partial payment of principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities or a mortgage loan servicer. Additional payments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans.

UNDERLYING MORTGAGES. Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes but may be made to purchasers of mobile homes or other real estate interests. The terms and characteristics of the mortgage instruments are generally uniform within a mortgage pool but may vary among mortgage pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase interests in pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types of mortgages.

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

Mortgage servicers impose qualification standards for local lending institutions that originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

LIQUIDITY AND MARKETABILITY. The market for mortgage-backed securities has expanded considerably in recent years. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors make government and government pass-through mortgage pools highly liquid. The recently introduced private conventional pools of mortgages (which are pooled by commercial banks, savings and loan institutions and others, and have no relationship with government and government entities) have also achieved broad market acceptance and, consequently, an active secondary market has emerged. However, the market for private conventional mortgage pools is smaller and less liquid than the market for government and government-related mortgage pools.

AVERAGE LIFE AND PREPAYMENTS. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a mortgage pool's terms may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Prepayments with respect to securities during times of declining interest rates tends to lower the return of a Fund and may even result in losses to a Fund if the securities were acquired at a premium. The occurrence of mortgage prepayments may be affected by various factors including interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

As prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years but typically not less than 5 years.

YIELD CALCULATIONS. Yields on mortgage-backed securities typically are quoted by dealers based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgages. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund.

GOVERNMENT AND GOVERNMENT-SPONSORED ENTERPRISE GUARANTORS. The principal government guarantor of mortgage-backed securities is the Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of Federal Housing Administration-insured or Veterans Administration-guaranteed mortgages.

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

The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders and is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases and pools residential mortgages from a list of approved seller-servicers. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate government-sponsored of the United States Government that was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates, which represent interests in mortgages from FHLMC's portfolio. FNMA and FHLMC each guarantee the payment of principal and interest on the securities they issue. Those securities, however, are not backed by the full faith and credit of the United States Government.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional mortgage loans, mortgage-backed bonds that are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans, and privately-issued collateralized mortgage obligations.

Mortgage-backed securities issued by non-governmental issuers may offer a higher rate of interest than securities issued by government issuers because of the absence of direct or indirect government guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities, however, guarantee timely payment of interest and principal on such securities. Timely payment of interest and principal may also be supported by various forms of insurance, including individual loan, title, pool and hazard policies. There can be no assurance that the private issuers or insurers will be able to meet their obligations under the relevant guarantees and insurance policies.

ADJUSTABLE-RATE MORTGAGE-BACKED SECURITIES. Adjustable-rate mortgage-backed securities ("ARMS") are securities which have interest rates that are reset at periodic intervals, usually by reference to some interest-rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable-rate securities, these securities still are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because of the resetting of interest rates, adjustable-rate securities are less likely than non-adjustable-rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Also, most adjustable-rate securities (or the underlying mortgages) are subject to caps or floors. "Caps" limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan, and, accordingly, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

ARMS may have less risk of a decline in value during periods of rapidly rising rates, but they may also have less potential for capital appreciation than other debt securities of comparable maturities due to the periodic adjustment of the interest rate on the underlying mortgages and the likelihood of increased prepayments of mortgages as interest rates decline. Furthermore, during periods of declining interest rates, income generally will decrease as the coupon rate resets along with the decline in interest rates. During periods of rising interest rates, changes in the coupon rates of the mortgages underlying a Fund's ARMS may lag behind changes in market interest rates. This may result in a

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

slightly lower value until the interest rate resets to current market rates. Thus, investors could suffer some principal loss if they sold Fund shares before the interest rates on the underlying mortgages are adjusted to reflect current market rates. During periods of extreme fluctuations in interest rates, the Fund's net asset value fluctuates to a similar degree as well. In addition, since ARMS in the Fund's portfolio generally have Caps that limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized Mortgage Obligations ("CMOs") are multi-class bonds backed by a pool of mortgage pass-through securities or mortgage loans. CMOs are sometimes known as real estate mortgage investment conduits ("Remics"). CMOs are collateralized by mortgages or mortgage pass-through securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages ("Mortgage Assets"). CMOs are debt obligations that are collateralized by Mortgage Assets. CMOs may be privately issued or U.S. Government Securities. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs on the same schedule as they are received, although, certain classes (often referred to as tranches) of CMOs have priority over other classes with respect to the receipt of principal payments. "Multi-class mortgage pass-through securities" are interests in trusts that hold Mortgage Assets and have multiple classes similar to those of CMOs. Unless the context indicates otherwise, references to CMOs include multi-class mortgage pass-through securities. Payments of principal of and interest on the underlying Mortgage Assets (and in the case of CMOs any reinvestment income thereon) provide the monies to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel-pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-based securities ("PAC Bonds") are a form of parallel-pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the contemplated range, or if deviations from other assumptions occur, principal payments on a PAC Bond may be greater or smaller than predicted. The magnitude of the contemplated range varies from one PAC Bond to another; a narrower range increases the risk that prepayments will be greater or smaller than contemplated. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-backed securities.

The final tranche of a CMO may be structured as an accrual bond (sometimes referred to as a Z-tranche). Holders of accrual bonds receive no cash payments for an extended period of time. During the time that earlier tranches are outstanding, accrual bonds receive accrued interest, which is a credit for periodic interest payments that increase the face amount of the security at a compounded rate but not actually paid to the bond holder. After all previous tranches are retired, accrual bond holders start receiving cash payments that include both principal and continuing interest. The market value of accrual bonds can fluctuate widely, and their average life depends on the other aspects of the CMO offering. Interest on accrual bonds is taxable when accrued even though the holders receive no accrual payment. The Funds distribute all of their net investment income and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and may result in a taxable gain or loss.


STRIPPED MORTGAGE-BACKED SECURITIES (INCOME FUND). Stripped mortgage-backed securities ("SMBS") are classes of mortgage-backed securities that receive different proportions of the interest and principal distributions from the underlying Mortgage Assets. They may be may be privately issued or U.S. Government Securities. In the most extreme case, one class is entitled to receive all or a portion of the interest but none of the principal from the Mortgage Assets (the interest-only or "IO" class), and another class is entitled to receive all or a portion of the principal but none of the interest (the "PO" class). Currently, no Fund may purchase IOs or Pos except Zero-coupon bonds (which are POs).

ASSET-BACKED SECURITIES (INCOME FUND). Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment-sales contracts, installment-loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Income Fund may not invest more than 10% of its net assets in asset-backed securities that are backed by a particular type of credit, for instance, credit-card receivables. Asset-backed securities, including adjustable-rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.


Assets are securitized through the use of trusts and special purpose corporations which issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities may not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities may be greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited, and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.


OPTIONS (ALL FUNDS), FUTURES CONTRACTS (INCOME FUND) AND OPTIONS ON FUTURES CONTRACTS (INCOME FUND). The Funds may seek to enhance their return through purchasing exchange-traded and over-the-counter options on equity or fixed-income securities or indices. Income Fund also may write (sell) options that are covered. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains cash, U.S. Government Securities or other liquid, high-grade debt and equity securities in a segregated account with a value at all times sufficient to cover the Fund's obligation under the option. In addition, Income Fund may attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts.


RISK CONSIDERATIONS. A Fund's use of options and futures contracts would subject the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (i) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (ii) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover, which may cause a given hedge not to achieve its objective; (iii) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which the Fund invests; (iv) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may limit a Fund's ability to control losses by closing its positions; (v) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (vi) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.


Other risks include the inability of Income Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund. In addition, a futures exchange may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations. Accordingly, Income Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In addition, a Fund intends that substantially all of its options contracts will be exchange traded. There are a limited number of options on interest-rate futures contracts and exchange-traded options contracts on fixed-income securities. Accordingly, hedging transactions involving these instruments may entail "cross-hedging". As an example, the Fund may wish to hedge existing holdings of mortgage-backed securities, but no listed options may exist on those securities. In that event, the Adviser may attempt to hedge the Fund's securities by the use of options with respect to similar fixed-income securities. The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist.


LIMITATIONS. No Fund may purchase any call or related put option if the premiums associated with all the options held by the Fund would exceed 5% of the Fund's total assets as of the date the option is purchased. No Fund may sell a put option if the exercise value of all put options written by the Fund would exceed 50% of the Fund's total assets or sell a call option if the exercise value of all call options written by the Fund would exceed the value of the Fund's assets held by the Fund. In addition, the current market value of all open futures positions held by a Fund will not exceed 50% of its total assets.

OPTIONS ON SECURITIES. A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option (who receives the premium) has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser (in return for payment of premium) the right to sell the underlying security at a specified price during the term of the option. The writer of the put (who receives the premium) has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand, and interest rates.

OPTIONS ON STOCK INDICES. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock-index options operate in the same way as the more traditional stock options except that exercises of stock-index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of a stock-index option, the purchaser realizes and the writer pays an amount based on the differences between the exercise price and the closing price of the stock index.

INDEX FUTURES CONTRACTS. Bond-index futures contracts are bilateral agreements under to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond-index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. As is the case with other futures contracts, index futures contracts usually are closed out prior to the expiration date of the contract.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to stock options except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract rather than to purchase or sell stock at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option is accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

                              NORWEST SELECT FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 1998

This Statement of Additional Information ("SAI") supplements the Prospectus dated May 1, 1998 offering shares (the "Shares") of Income Fund (formerly Intermediate Bond Fund), Income Equity Fund, ValuGrowthsm Stock Fund and Small Company Stock Fund (each, a "Fund" and, collectively, the "Funds"). Each Fund is a series portfolio of Norwest Select Funds, a registered open-end, management investment company (the "Trust").


                 TABLE OF CONTENTS
                                                                            PAGE

   1.       The Trust..................................................       2
   2.       Investment Policies........................................       2
   3.       Investment Limitations.....................................      16
   4.       Performance Data...........................................      18
   5.       Management.................................................      21
   6.       Other Information..........................................      31
   Appendix - Description of Securities Ratings........................     A-1






THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY AN INVESTOR WITHOUT CHARGE BY CONTACTING THE COMPANY'S DISTRIBUTOR, FORUM FINANCIAL SERVICES, INC., TWO PORTLAND SQUARE, PORTLAND, MAINE 04101.

                                  1. THE TRUST

The Trust was organized as a Delaware business trust on December 7, 1993. The Trust currently consists of four separate series.

Shares of the Trust currently are sold only to separate accounts ("Separate Accounts") of insurance companies ("Insurance Companies") to serve as the investment medium for variable life insurance policies and variable annuity contracts issued by the Insurance Companies (collectively the "Contracts"). The Funds serve as underlying investment vehicles for amounts invested in the Contracts.

The Separate Accounts, which are owners of the Shares, invest in the Shares in accordance with instructions received from the owners of the Contracts. Contract owners should consider that the investment experience of the Fund or Funds they select affects the value of and the benefits provided under their Contract. The Prospectus for the Contracts (which are not issued by the Trust) describes the relationship between increases or decreases in the net asset value of Shares (and any distributions on the Shares) and the benefits provided under a Contract.


                             2. INVESTMENT POLICIES

The following discussion supplements the disclosure in the Prospectus concerning the Funds' investments, investment techniques and strategies and the risks associated therewith. No Fund may make any investment or employ any investment technique or strategy not referenced in the Prospectus as relating to that Fund. For example, while the SAI describes "swap" transactions below, only those Funds whose investment policies, as described in the Prospectus, allow the Fund to invest in swap transactions may do so.

DEFINITIONS

As used in this SAI, the following terms shall have the meanings listed:

         "Adviser" shall mean Norwest Investment Management, Inc., a subsidiary of Norwest Bank Minnesota, N.A., and investment adviser to each Fund.

         "Advisers" shall mean, together, the Adviser and Crestone

         "Board" shall mean the Board of Trustees of the Trust.

         "Crestone" shall mean Crestone Capital Management, Inc.

         "Forum" shall mean Forum Financial Services, Inc.(R)

         "Fitch"   shall  mean  Fitch  IBCA,   Inc.,  a  nationally   recognized
         statistical rating organization.

         "Moody's" shall mean Moody's Investors Service, a nationally recognized statistical rating organization.

         "Norwest" shall mean Norwest Investment Management, Inc.

         "Norwest Bank" shall mean Norwest Bank Minnesota, N.A.

         "NRSRO" shall mean a nationally recognized statistical rating organization.

         "SEC" shall mean the United States Securities and Exchange Commission.

         "S&P" shall mean Standard & Poor's, a nationally recognized statistical rating organization.

         "U.S. Government Securities" shall mean obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or government-sponsored enterprises.

         "1940 Act" shall mean the Investment Company Act of 1940, as amended.

RATINGS AS INVESTMENT CRITERIA

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in the Appendix to this SAI. The Funds may use these ratings when determining whether to purchase, sell or hold a security. However, ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Adviser (or Crestone, in the case of Small Company Stock Fund) will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments but do not evaluate the risks of fluctuations in market value. Also, NRSROs may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

CONVERTIBLE SECURITIES

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Although no securities investment is without some risk, investment in convertible securities generally entails less risk than investment in the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities have unique investment characteristics in that they generally: (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by a comparison of its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value, and, generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value. In addition, a convertible security generally sells at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund is required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

WARRANTS

Warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant prudently can be exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein).

ZERO COUPON U.S. GOVERNMENT SECURITIES

In addition to the investments in Zero Coupon U.S. Government securities described in the Prospectus, the Funds may invest in other types of related zero coupon securities. For instance, a number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

TYPES OF CREDIT ENHANCEMENT

To lessen the effect of failures by obligors on mortgage assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of security.

Examples of credit enhancement arising out of the structure of the transaction include: (i) "senior-subordinated securities" (multiple-class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class); (ii) creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses); and (iii) "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that covered by credit enhancement protection could adversely affect the return on an investment in such a security.

OTHER MORTGAGE-RELATED SECURITIES

The Resolution Trust Corporation ("RTC"), which was organized by the U.S. Government in connection with the savings and loan crisis, holds assets of failed savings associations as either a conservator or receiver for such associations or it acquires such assets in its corporate capacity. These assets include, among other things, single family and multi-family mortgage loans, as well as commercial mortgage loans. In order to dispose of such assets in an orderly manner, RTC has established a vehicle registered with the SEC through which it sells mortgage-backed securities. RTC mortgage-backed securities represent pro rata interests in pools of mortgage loans that RTC holds or has acquired, as described above, and are supported by one or more of the types of private credit enhancements used by private mortgage lenders.

It is anticipated that in the future the Federal Deposit Insurance Corporation (which also holds mortgage loans as a conservator or receiver of insolvent banks or in its corporate capacity) or other governmental agencies or instrumentalities may establish vehicles for the issuance of mortgage-backed securities that are similar in structure and in types of credit enhancements to RTC securities.

ASSET-BACKED SECURITIES

A Fund may invest in asset-backed securities, which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor-vehicle installment sales contracts, installment-loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution.

Asset-backed securities present certain risks that are not presented by mortgage-backed debt securities or other securities in which a Fund may invest. Primarily, these securities do not always have the benefit of a security interest in comparable collateral. Credit-card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

INTEREST-RATE PROTECTION TRANSACTIONS

A Fund may enter into interest-rate protection transactions, including interest-rate swaps, caps, collars and floors. Interest-rate swap transactions involve an agreement between two parties to exchange interest payment streams that are based, for example, on variable and fixed rates that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest-rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest-rate collar transactions involve an agreement between two parties in which the payments are made when a designated market interest rate either goes above a designated ceiling or goes below a designated floor on predetermined dates or during a specified time period.

A Fund expects to enter into interest-rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment.

A Fund may enter into interest-rate protection transactions on an asset-based basis, depending on whether it is hedging its assets or its liabilities, and usually enters into interest rate swaps on a net basis, that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest-rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts are established with respect to such transactions, the Funds believe such obligations do not constitute senior securities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest-rate swap is on a daily basis and an amount of cash, U.S. Government securities or other liquid high-grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. Each Fund also establishes and maintains such segregated accounts with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by a Fund.

A Fund enters into interest-rate protection transactions only with financial institutions believed by the Advisers to present minimal credit risks. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized and, accordingly, they are less liquid than swaps.

FUTURES AND OPTIONS

A Fund may engage in certain options strategies in order to enhance the Fund's income and may engage in certain options and futures strategies to attempt to hedge the Fund's portfolio. The instruments in which the Funds may invest include: (i) options on fixed-income securities; fixed-income securities indices and foreign currencies; (ii) interest-rate and foreign currency futures contracts ("futures contracts"); and (iii) options on futures contracts. Use of these instruments is subject to regulation generally by the SEC, the several options and futures exchanges upon which options and futures are traded, or the Commodities Futures Trading Commission ("CFTC").

The various strategies referred to in the SAI and in the Prospectus are intended to illustrate the type of strategies that are available to, and may be used by, the Advisers in managing a Fund's portfolio. No assurance can be given, however, that any strategies will succeed.

The Funds do not use leverage in their option income and hedging strategies. In the case of transactions entered into as a hedge, a Fund holds securities, currencies or other options or futures positions whose values are expected to offset ("cover") its obligations thereunder. A Fund does not enter into a hedging strategy that exposes the Fund to an obligation to another party unless it owns either: (i) an offsetting ("covered") position; or (ii) cash, U.S. Government securities or other liquid, high-grade debt securities with a value sufficient at all times to cover its potential obligations. When required by applicable regulatory guidelines, a Fund will set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount. Any assets used for cover or held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES

A Fund may purchase put and call options written by others and write (sell) put and call options covering specified securities, stock index-related amounts or currencies. A put option (sometimes called a "standby commitment") gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of a security or currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security or currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying currency or security. A Fund may buy or sell both exchange-traded and over-the-counter ("OTC") options. A Fund purchases or writes an option only if that option is traded on a recognized U.S. options exchange or if the Advisers believe that a liquid secondary market for the option exists. When a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities or currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities by the Funds.

Upon selling an option, a Fund receives a premium from the purchaser of the option. Upon purchasing an option, the Fund pays a premium to the seller of the option. The amount of premium received or paid by the Fund is based upon certain factors, including the market price of the underlying securities index, the relationship of the exercise price to the market price, the historical price volatility of the underlying securities index, the option period, supply and demand and interest rates.

A Fund may purchase call options on debt securities that an Adviser intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options may also be purchased as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized is reduced by the premium paid. A Fund may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Fund realizes on the sale of the security is by the premium paid for the put option less any amount for which the put may be sold.

The Advisers may write call options when it believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs.

A Fund may purchase and write put and call options on fixed-income security indices in much the same manner as the options discussed above, except that index  options  may  serve  as a  hedge  against  overall  fluctuations  in  the fixed-income securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using index options depends on the extent to which price movements in the index selected correlate with price movements of the securities which are being hedged. Index options are settled exclusively in cash.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING

A Fund may effectively terminate its right or obligation under an option contract by entering into a closing transaction. For instance, if a Fund wished to terminate its potential obligation to sell securities or currencies under a call option it had written, a call option of the same type would be purchased by the Fund. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. In addition:

         (1) The successful use of options depends upon the Advisers' ability to forecast the direction of price fluctuations in the underlying securities or currency markets, or in the case of an index option, fluctuations in the market sector represented by the index.

         (2) Options normally have expiration dates of up to nine months. Options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

         (3) A position in an exchange-listed option may be closed out only on an exchange which provides a market for identical options. Most exchange-listed options relate to equity securities. Exchange markets for options on foreign currencies are relatively new, and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There is no assurance that a liquid secondary market will exist for any particular option at any specific time. If it is not possible to effect a closing transaction, a Fund would have to exercise the option that it purchased in order to realize any profit. The inability to effect a closing transaction on an option written by a Fund may result in material losses to the Fund.

         (4) A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs.

FUTURES STRATEGIES

A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or the currency called for in the contract at a specified future date and specified price. For futures contracts with respect to an interest-rate or securities index, delivery is of an amount of cash equal to a specified dollar amount times the difference between the index value at the time of the contract and the close of trading of the contract.

A Fund may sell interest-rate futures contracts in order to continue to receive the income from a fixed-income security, while endeavoring to avoid part of or all of a decline in the market value of that security that would accompany an increase in interest rates.

A Fund may purchase call options on a futures contract as a means of obtaining temporary exposure to market appreciation at limited risk. This strategy is analogous to the purchase of a call option on an individual security, in that it can be used as a temporary substitute for a position in the security itself.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING

No price is paid upon entering into futures contracts; rather, a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. Government securities generally equal to 5% or less of the contract value. This amount is known as initial margin. Subsequent payments, (called variation margin), to and from the broker are made on a daily basis as the value of the futures position varies. When writing a call on a futures contract, variation margin must be deposited in accordance with applicable exchange rules. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

Holders and writers of futures and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, a futures contract or related option with the same terms as the position held or written. Positions in futures contracts may be closed only on an exchange or board of trade providing a market for such futures contracts.

Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In such event, it may not be possible for a Fund to close a position, and in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin.
In addition:

         (1) Successful use by a Fund of futures contracts and related options depends upon the Advisers' ability to predict movements in the direction of the overall securities and currency markets, which requires different skills and techniques than predicting changes in the prices of individual securities.

         (2) Futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of stock-index futures may not reflect the trading of the securities that are used to formulate an index or even actual fluctuations in the relevant index itself. As a result, the price of futures contracts may not correlate perfectly with movement in the price of the hedged securities or currencies due to price distortions in the futures market or otherwise. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. As a result, a correct forecast of general market trends still may not result in successful hedging through the use of futures contracts over the short term.

         (3) There is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Fund continues to be required to make daily cash payments of variation margin.

         (4) Like other options, options on futures contracts have a limited life. A Fund will not trade options on futures contracts on any exchange or board of trade unless and until, in the Advisers' opinion, the market for such options has developed sufficiently that the risks in connection with options on futures transactions are not greater than the risks in connection with futures transactions.

         (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and related transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

         (6) A Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.

REVERSE REPURCHASE AGREEMENTS

Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative investment technique.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD-COMMITMENT
TRANSACTIONS SECURITIES

The Funds may purchase securities on a when-issued, delayed-delivery or forward-commitment basis. In those cases, the purchase price and the interest rate payable on the securities are fixed on the transaction date, and delivery and payment may take place a month or more after the date of the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued, delayed delivery or forward-commitment basis, the Fund records the transaction as a purchase and thereafter reflects the value each day of such securities in determining the Fund's net asset value.

A Fund will make commitments for such transactions only when it has the intention of actually acquiring the securities. In connection with these transactions, the Fund maintains with its custodian a separate account with portfolio securities in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund meets its obligations from maturities, sales of the securities held in the separate account or from other available sources of cash. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

SHORT SALES

The Funds may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box"). Income Fund also may make short sales of securities that it does not own or have the right to acquire. A short sale that is not made "against the box" is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price for the security. Short sales that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered speculative. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value and to decrease more when the securities it has sold short increase in value than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short-sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor those sales.

If a Fund makes a short sale "against the box," the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Advisers believe that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund's long position would be reduced by an offsetting future gain in the short position.

A Fund enters into short sales "against the box" only when an equivalent amount of the securities sold is segregated at the Fund's custodian. A Fund's ability to enter into short sales transactions is limited by certain tax requirements.

BORROWING AND LEVERAGE

Borrowing for investment purposes, lending securities, entering into reverse repurchase agreements, purchasing when-issued, delayed-delivery and forward-commitment securities, selling securities short, and engaging in dollar-roll transactions involve the use of "leverage" when cash made available to a Fund is used to make portfolio investments. So long as a Fund is able to realize a net return on its investment portfolio that is higher than any interest expense incurred, leverage results in higher current net investment income being realized by the Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time, as does their relationship to each other, depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors may cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

In order to limit the risks involved in various transactions involving leverage, the Trust's custodian sets aside and maintain in a segregated account cash, U.S. Government securities and other liquid, high-grade debt securities in accordance with SEC guidelines. The account's value, which is marked to market daily, must be at least equal to the Fund's commitments under these transactions. The Fund's commitments include: (i) the Fund's obligations to repurchase securities under a reverse repurchase agreement; settle when-issued, delay-delivery and forward-commitment transactions and make payments under a cap or floor; and (ii) the greater of the market value of securities sold short or the value of the securities at the time of the short sale (reduced by any margin deposit). The net amount of any excess of a Fund's obligations over its entitlements with respect to each interest-rate swap is calculated on a daily basis, and an amount at least equal to the accrued excess is maintained in the segregated account. If the Fund enters into an interest-rate swap on other than a net basis, the Fund maintains the full amount accrued on a daily basis of the Fund's obligations with respect to the swap in the segregated account. The use of a segregated account in connection with leveraged transactions may result in a Fund's portfolio being 100% leveraged.

DOMESTIC AND FOREIGN BANK OBLIGATIONS

A Fund may invest in fixed-time deposits or certificates of deposit, which are payable at their stated maturity date, bear a fixed rate of interest, and generally may be withdrawn on demand by the Fund. Withdrawals may be subject to early withdrawal penalties that may vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Fund's yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Fund's right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities.

Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both. Investments in foreign bank obligations are limited to banks and branches located in countries that the Advisers believe do not present undue risk. Investments that a Fund may make in securities of foreign branches of domestic banks and domestic and foreign branches of foreign banks may involve certain risks, including future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities, the possible seizure or nationalization of foreign deposits, differences from domestic banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign governmental laws or restrictions applicable to the payment of certificates of deposit or time deposits which might affect adversely the payment of principal and interest on such securities held by a Fund.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased OTC options and repurchase agreements maturing in more than seven days.

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Advisers, under guidelines approved by the Board. The Advisers take into account a number of factors in reaching liquidity decisions, including but not limited to: (i) the frequency of trades and quotations for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and
(iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Advisers monitor the liquidity of the securities in each Fund's portfolio and report periodically on such decisions to the Board.

TEMPORARY DEFENSIVE POSITION

When a Fund assumes a temporary defensive position, it may invest in: (i) short-term U.S. Government securities; (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that, at the time of investment, have total assets in excess of one billion dollars and are insured by the Federal Deposit Insurance Corporation; (iii) commercial paper of prime quality rated "Prime-2" or higher by Moody's or "A-2" or higher by S&P or, if not rated, determined by an Adviser to be of comparable quality; (iv) repurchase agreements covering any of the securities in which the Fund may invest directly; and (v) money market mutual funds.

The Funds may invest in the securities of other investment companies within the limits prescribed by the 1940 Act. In addition to the Fund's expenses (including the various fees), as a shareholder in another investment company, a Fund bears its pro rata portion of the other investment company's expenses (including fees).


                            3. INVESTMENT LIMITATIONS

Except as required by the 1940 Act, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of Shares will not be considered a violation of the limitation.

FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations which are fundamental policies of the Fund and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities (as defined in the Prospectus).

         (1) DIVERSIFICATION: With respect to 75% of its assets, the Fund may not purchase a security (other than a U.S. Government Security or shares of investment companies) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer; provided, however, that each Fund may invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

         (2) CONCENTRATION: The Fund may not purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided, however that there is no limit on investments in U.S. Government Securities, repurchase agreements covering U.S. Government Securities, foreign government securities, mortgage-backed or housing-related securities, municipal securities, and issuers domiciled in a single country; that financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); that utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone); and that each Fund may invest all of a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

         (3) BORROWING: Each Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests; but not in excess of 33 1/3% of the value of the Fund's total assets (as computed immediately after the borrowing).

         (4) ISSUANCE OF SENIOR SECURITIES: The Fund may not issue senior securities except to the extent permitted by the 1940 Act.

         (5) UNDERWRITING ACTIVITIES: The Fund may not underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

         (6) MAKING LOANS: The Fund may not make loans, except the Fund may enter into repurchase agreements, purchase debt securities that are otherwise permitted investments and lend portfolio securities.

         (7) PURCHASES AND SALES OF COMMODITIES: The Fund may not purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities, provided that currencies and currency-related contracts and contracts on indices are not deemed to be physical commodities.

         (8) PURCHASES AND SALES OF REAL ESTATE: The Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

NONFUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations, which are not fundamental policies of the Fund and may be changed by the Board without shareholder approval.

         (1) BORROWING: Borrowings for other than temporary or emergency purposes or meeting redemption requests may not exceed an amount equal to 5% of the Fund's net assets.

         (2) DIVERSIFICATION: Purchases of securities for the Fund also will be limited in accordance with the diversification requirements for insurance products established by section 817(h) of the Internal Revenue Code of 1986.

         (3) ILLIQUID SECURITIES: Each Fund may not acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than: (i) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933 ("Restricted Securities"); or (ii) 10% of the Fund's total assets would be invested in Restricted Securities.

         (4) OTHER INVESTMENT COMPANIES: No Fund may invest in securities of another investment company, except to the extent permitted by the 1940 Act.

         (5) UNSEASONED ISSUERS: The Fund may not invest in securities (other than fully collateralized debt obligations and eligible mortgage-backed and asset-backed securities) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest, if, as a result, more than 5% of the value of the Fund's total assets would be so invested; provided, that the Fund may invest all of a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

         (6) PLEDGING: The Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings.

         (7) INVESTMENTS BY OFFICERS AND TRUSTEES: The Fund may not invest in or hold securities of any issuer if, to the Trust's knowledge, officers and trustees of the Trust or the Adviser or Crestone, individually owning beneficially more than one-half of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

         (8) OIL, GAS, AND MINERAL INVESTMENTS AND REAL ESTATE: The Fund may not invest in interests in oil, gas, or other mineral leases of interests in other mineral exploration or development programs, and the Fund may not invest in real estate limited partnerships.

         (9) SECURITIES WITH VOTING RIGHTS: Income Fund may not purchase securities having voting rights at the time of purchase, except securities of other investment companies.

                               4. PERFORMANCE DATA

The Funds may quote performance in various ways. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. Each Fund's net asset value fluctuates in response to market conditions and other factors, and the value of the Fund's Shares when redeemed may be worth more or less than their original cost. Each Fund's yield and total return (as well as any other performance measurement) fluctuates in response to market conditions and other factors.

In performance advertising, each Fund may compare any of its performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., IBC/Donoghue, Inc. or other companies that track the investment performance of investment companies ("Fund Tracking Companies"). Each Fund may also compare any of its performance information with the performance of recognized stock, bond and other indices, including but not limited to, Standard & Poor's 500 Composite Stock Index, Russell 2000 Index, Morgan Stanley - Europe, Australian and Far East Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Corporate Index, Salomon Brothers Bond Index, Shearson Lehman Bond Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes, on changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). In addition, the Funds may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

Performance figures for a Fund do not include fees and charges of the Separate Accounts or Contracts. A Fund will not advertise its performance unless such advertisement is accompanied by information reflecting the performance of the applicable Separate Account.

YIELD CALCULATIONS

Income calculated for the purpose of determining the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that a Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's Shares. The yields of each Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare Shares of a Fund with investment alternatives that, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

Yields for a Fund used in advertising are computed by dividing the Fund's interest income for a given 30-day or one-month period, net of expenses, by the average number of Shares entitled to receive distributions during the period, divided by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to bonds purchased at a premium over their par value by subtracting a portion of the premium from income on a daily basis and is increased with respect to bonds purchased at a discount by adding a portion of the discount to daily income. Capital gain and loss generally are excluded from these calculations.

TOTAL RETURN CALCULATIONS

Each of the Funds may advertise total return. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value per share over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over a given period according to the following formula:

         P(1+T)n = ERV

         Where:

                  P = a hypothetical initial payment of $1,000; T = average annual total return;
                  n = number of years;  and
                  ERV = ending redeemable value.

ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

In addition to average annual returns, each Fund may quote cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration.

Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:

                  PT = period total return.

The other definitions are the same as in average annual total return above.

The average annual total return of each class of each Fund for the periods ended December 31, 1996 was as follows. The actual dates of the commencement of each Fund's operations is listed in the Fund's financial statements.

                                          ONE YEAR         FIVE YEARS          TEN YEARS          SINCE INCEPTION
                                          --------         ----------          ---------          ---------------

Income Fund                                2.37%              N/A                 N/A                  7.05%

Income Equity Fund                          N/A               N/A                 N/A                 15.18%

ValuGrowth Stock Fund                      20.21%             N/A                 N/A                 15.88%

Small Company Stock Fund                   31.47%             N/A                 N/A                 28.72%


                                  5. MANAGEMENT

TRUSTEES AND OFFICERS


The Trustees and officers of the Trust and their principal occupations during the past five years and age as of December 31, 1997 are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

JOHN Y. KEFFER, Chairman and President,* Age 54.

     President and Owner, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services, Limited Liability Company (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent), and other companies within the Forum Financial Group of companies. Mr. Keffer is a Director, Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc. or its affiliates serves as manager, administrator or distributor. His address is Two Portland Square, Portland, Maine 04101.

ROBERT C. BROWN, Trustee,* Age 65.

     Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation since February 1993. Prior thereto, he was Manager of Capital Markets Group, Norwest Corporation (a multi-bank holding company and parent of Norwest), until 1991. His address is 1431 Landings Place, Sarasota, Florida 34231.

DONALD H. BURKHARDT, Trustee, Age 70.

     Principal of The Burkhardt Law Firm. His address is 777 South Steele Street, Denver, Colorado 80209.

JAMES C. HARRIS, Trustee, Age 76.

     President and sole Director of James C. Harris & Co., Inc. (a financial consulting firm). Mr. Harris is also a liquidating trustee and former Director of First Midwest Corporation (a small business investment company). His address is 6950 France Avenue South, Minneapolis, Minnesota 55435.

RICHARD M. LEACH, Trustee, Age 63.

     President of Richard M. Leach Associates (a financial consulting firm) since 1992. Prior thereto, Mr. Leach was Senior Adviser of Taylor Investments (a registered investment adviser), a Director of Mountainview Broadcasting (a radio station) and Managing Director of Digital Techniques, Inc. (an interactive video design and manufacturing company). His address is P.O. Box 1888, New London, New Hampshire 03257.

JOHN S. MCCUNE,* Trustee, Age 46.

     President, Norwest Investment Services, Inc. (a broker-dealer subsidiary of Norwest bank) His address is 608 2nd Avenue South, Minneapolis, Minnesota 55479.

TIMOTHY J. PENNY, Trustee, Age 45.

     Senior Counselor to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization) since January 1995. Prior thereto Mr. Penny was the Representative to the United States Congress from Minnesota's First Congressional District. His address is 500 North State Street, Waseca, Minnesota 56095.

DONALD C. WILLEKE, Trustee, Age 56.

     Principal of the law firm of Willeke & Daniels. His address is 201 Ridgewood Avenue, Minneapolis, Minnesota 55403.

SARA M. CLARK, Vice President and Treasurer, Age 33.

     Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1991 to 1994 Ms. Clark was Controller of Wright Express Corporation (a national credit card company) and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Clark is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

DAVID I. GOLDSTEIN, Vice President and Secretary, Age 35.

     Managing Director and General Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Mr. Goldstein is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

THOMAS G. SHEEHAN, Vice President and Assistant Secretary, Age 42.

     Managing Director and Counsel, Forum Financial Services, Inc., with which he has been associated since 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the SEC. Mr. Sheehan is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

PAMELA J. WHEATON, Assistant Treasurer, Age 38.

     Manager - Tax and Compliance Group, Forum Financial Services, Inc., with which she has been associated since 1989. Ms. Wheaton is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

MAX BERUEFFY, Assistant Secretary (age 44)

     Senior Counsel, Forum Financial Services, Inc., with which he has been associated since 1994. Prior thereto, Mr. Berueffy was on the staff of the U.S. Securities and Exchange Commission for seven years, first in the appellate branch of the Office of the General Counsel, then as a counsel to Commissioner Grundfest and finally as a senior special counsel in the Division of Investment Management. Mr. Berueffy is also Secretary or Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

DON L. EVANS, Assistant Secretary, Age 49.

     Assistant Counsel, Forum Financial Services, Inc., with which he has been associated since 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto was associated with the law firm of Weiner & Strother. Mr. Evans is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine.

EDWARD C. LAWRENCE, Assistant Secretary, Age 28.

     Fund Administrator, Forum Financial Services, Inc., with which he has been associated since 1997. Prior thereto, Mr. Lawrence was a self-employed contractor on antitrust cases with the law firm of White & Case. After graduating from law school, from 1994-1996, Mr. Lawrence worked as an assistant public defender for the Missouri State Public Defender's Office. His address is Two Portland Square, Portland, Maine 04101.



TRUSTEE COMPENSATION

Each trustee of the Trust is paid a quarterly retainer fee of $5,000 for the Trustee's service to the Trust and to Norwest Funds, a separate registered open-end management investment company in the same "complex" for which each trustee serves as trustee. In addition, each trustee is paid $3,000 for each in person Board meeting attended (whether in person or by electronic communication) and is paid $1,000 for each Committee meeting attended on a date when a Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board, except that Messrs. Keffer and McCune receive no compensation for their services as trustee, and no officer of the Trust is compensated by the Trust.

Mr. Burkhardt, Chairman of the Trust's and Norwest Funds' audit committees, receives additional compensation of $6,000 from the Trust and Norwest Funds, allocated pro rata between the Trust and Norwest Funds based upon relative net assets, for his services as Chairman.

The following table provides the aggregate compensation paid to the trustees of the Trust by the Trust and Norwest Funds combined. Information is presented for the year ended December 31, 1996, the fiscal year end of portfolios of Norwest Select Funds.

                                                                                    Total Compensation
                                                     Total Compensation               From the Trust
                                                       from the Trust                and Norwest Funds
                                                       --------------                -----------------
Mr. Brown                                                     $46                         $34,000
Mr. Burkhardt                                                 $56                         $41,500
Mr. Harris                                                    $46                         $34,000
Mr. Leach                                                     $51                         $39,000
Mr. Penny                                                     $48                         $36,000
Mr. Willeke                                                   $49                         $36,000

Neither the Trust or Norwest Funds has adopted any from of retirement plan covering trustees or officers.

INVESTMENT ADVISORY SERVICES

NORWEST INVESTMENT MANAGEMENT, INC.

The Adviser is required to furnish at its expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. Under its advisory agreements, the Adviser may delegate its responsibilities to any investment subadviser approved by the Board and the shareholders of the respective Fund with respect to all or a portion of the assets of the Fund.

The investment advisory agreement between each Fund and the Adviser continues in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Fund, and in either case by a majority of the trustees who are not parties to the investment advisory agreement or interested persons of any such party, at a meeting called for the purpose of voting on the investment advisory agreement.

The investment advisory agreement is terminable without penalty with respect to a Fund on 60-days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by the Adviser on not more than 60-days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The investment advisory agreements also provide that, with respect to each Fund, neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the Adviser's or their duties or by reason of reckless disregard of its or their obligations and duties under the agreement. The investment advisory agreements provide that the Adviser may render service to others.

The advisory fees are accrued daily and paid monthly. The Adviser, in its sole discretion, may waive all or any portion of its advisory fee with respect to each Fund. The following table shows the dollar amount of fees payable under the investment advisory agreements between the Adviser and the Trust with respect to each Fund, the amount of each fee that was waived by Norwest, if any, and the actual fee received by the Adviser. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                                       Advisory           Advisory            Advisory
                                                          Fee                Fee                 Fee
                                                        Payable            Waived             Retained
                                                        -------            ------             --------
Income Fund
     Year Ended December 31, 1996                      $25,920             $25,920                 $0
     Year Ended December 31, 1995                      $12,501             $12,501                 $0
     Period Ended December 31, 1994                     $3,852              $3,852                 $0

Income Equity Fund
     Period Ended December 31, 1996                    $23,198             $23,198                 $0

ValuGrowth Stock Fund
     Year Ended December 31, 1996                      $61,011             $61,011                 $0
     Year Ended December 31, 1995                      $24,138             $24,138                 $0
     Period Ended December 31, 1994                     $6,307              $6,307                 $0

Small Company Stock Fund
     Year Ended December 31, 1996                      $31,252             $31,252                 $0
     Period Ended December 31, 1995                     $7,663              $7,663                 $0

SUBADVISER - SMALL COMPANY STOCK FUND

To assist the Adviser in carrying out its obligations under the investment advisory agreement with respect to the Small Company Stock Fund, the Adviser has entered into an investment subadvisory agreement with Crestone, 7720 East Belleview Avenue, Suite 220, Englewood, Colorado 80111. Crestone is registered with the SEC as an investment adviser and is a non-wholly owned subsidiary of Norwest Bank. Pursuant to the investment subadvisory agreement, Crestone makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program with respect to that portion, if any, of the Fund's portfolio that the Adviser believes should be invested using Crestone as a subadviser. Currently, Crestone manages the entire portfolio of the Fund and has since the Fund's inception. The Adviser supervises the performance of Crestone, including its adherence to the Portfolio's investment objective and policies and pays Crestone a fee for its investment management services. For its services under the, the Adviser pays Crestone a fee based on the Fund's average daily net assets at an annual rate of 0.40% on the first $30 million; 0.30% on the next $30 million; 0.20% on the next $40 million and 0.15% on all sums in excess of $100 million.

Crestone has conducted investment management services since its organization in 1990. As of December 31, 1996, Crestone provided investment management services to over 40 clients and managed approximately $465 million in assets.

ADMINISTRATION AND DISTRIBUTION

Forum supervises the overall management of the Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the Trust's transfer agent and custodian and arranging for maintenance of books and records of the Trust) and provides the Trust with general office facilities pursuant to a management agreement.

The management agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the management agreement or interested persons of any such party.

The management agreement terminates automatically if it is assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The management agreement also provides that, with respect to each Fund, neither Forum nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of its or their obligations and duties under the management agreement.

Forum is also the Trust's distributor and acts as the agent of the Trust in connection with the offering of Shares of each Fund on a "best efforts" basis pursuant to a distribution agreement.

Management fees are accrued daily and paid monthly. Forum, in its sole discretion, may waive all or any portion of its management fee with respect to each Fund. The following table shows the dollar amount of fees payable under the management agreement between Forum and the Trust with respect to each Fund, the amount of fee that was waived by Forum, if any, and the actual fee received by Forum. The data are for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.


                                                      Management         Management          Management
                                                      Fee Payable        Fee Waived         Fee Retained
                                                      -----------        -----------        ------------
Income Fund

     Year Ended December 31, 1997                            $                   $                  $
     Year Ended December 31, 1996                       $8,640              $8,640                 $0
     Year Ended December 31, 1995                       $4,167              $4,167                 $0


Income Equity Fund

     Period Ended December 31, 1997                          $                   $                  $
     Period Ended December 31, 1996                     $5,799              $5,799                 $0


ValuGrowth Stock Fund

     Year Ended December 31, 1997                            $                   $                  $
     Year Ended December 31, 1996                      $15,253             $15,253                 $0
     Year Ended December 31, 1995                       $6,035              $6,035                 $0


Small Company Stock Fund

     Year Ended December 31, 1997                            $                   $                  $
     Year Ended December 31, 1996                       $7,813              $7,813                 $0
     Period Ended December 31, 1995                     $1,916              $1,916                 $0


TRANSFER AGENT AND CUSTODIAN

Norwest Bank serves as transfer agent and dividend disbursing agent for the Trust (in this capacity, the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Trust performs other transfer agency and shareholder service functions, and acts as dividend disbursing agent for the Trust. Norwest Bank also serves as the Trust's custodian for the Trust (in this capacity "Custodian") and may appoint certain subcustodians to act as custodian for the foreign securities and other assets held in foreign countries of those Funds that invest in foreign securities. The Custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, determining income and collecting interest on Fund investments.

Pursuant to rules adopted under the 1940 Act, each Fund may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Fund assets. The custodian employs qualified foreign subcustodians to provide custody of the Funds' foreign assets in accordance with applicable regulations.

For its services as Transfer Agent, Norwest Bank is compensated at an annual rate of 0.05% of each Fund's average daily net assets. For its services as Custodian, Norwest Bank is paid an account administration fee plus securities holding and transaction fees which, collectively, may not exceed an annual rate of 0.05% of each Fund's average daily net assets. The transfer agency agreement and custodian agreement between the Trust and Norwest Bank each will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the respective agreements or interested persons of any such party, at a meeting called for the purpose of voting on the respective agreements.

Transfer agent fees are accrued daily and paid monthly. Norwest Bank, in its sole discretion, may waive all or any portion of its transfer agent fee with respect to each Fund. The following table shows the dollar amount of transfer agent fees payable to Norwest Bank, the amount of the fee that was waived by Norwest Bank, if any, and the actual fee received by Norwest Bank. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                                    Transfer Agent     Transfer Agent      Transfer Agent
                                                      Fee Payable        Fee Waived         Fee Retained
                                                      -----------        ----------         ------------
Income Fund

     Year Ended December 31, 1997                            $                   $                  $
     Year Ended December 31, 1996                       $3,456              $3,456                 $0
     Year Ended December 31, 1995                       $1,667              $1,667                 $0


Income Equity Fund

     Year Ended December 31, 1997                            $                   $                  $
     Year Ended December 31, 1996                       $2,320              $2,320                 $0


ValuGrowth Stock Fund

     Year Ended December 31, 1997                            $                   $                  $
     Year Ended December 31, 1996                       $6,101              $6,101                 $0
     Year Ended December 31, 1995                       $2,414              $2,414                 $0


Small Company Stock Fund

     Year Ended December 31, 1997                            $                   $                  $
     Year Ended December 31, 1996                       $3,125              $3,125                 $0
     Period Ended December 31, 1995                       $766                $766                 $0


PORTFOLIO ACCOUNTING

Forum Financial Corp. ("FFC"), an affiliate of Forum, performs portfolio accounting services for each Fund pursuant to a fund accounting agreement with the Trust. The fund accounting agreement continues in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the

Trustees who are not parties to the fund accounting agreement or interested persons of any such party, at a meeting called for the purpose of voting on the fund accounting agreement.

Under its agreement, FFC prepares and maintains books and records of each Fund on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of each Fund and dividends and capital gain distributions and prepares periodic reports to shareholders and the SEC. For its services, FFC receives from the Trust with respect to each Fund a fee of $36,000 per year. In addition, FFC is paid an additional $12,000 per year with respect to Funds with more than 25% of their total assets invested in asset-backed securities, that have more than 100 security positions or that have a monthly portfolio turnover rate of 10% or greater.

FFC is required to use its best judgment and efforts in rendering fund accounting services and is not liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FFC is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the Trust has agreed to indemnify and hold harmless FFC, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to FFC's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to FFC by a duly authorized officer of the Trust. This indemnification does not apply to FFC's actions or failures to act in cases of FFC's own bad faith, willful misconduct or gross negligence.

The following table shows the dollar amount of fund accounting fees payable with respect to each Fund, the amount of fee that was waived, if any, and the actual fee received. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                                      Accounting         Accounting          Accounting
                                                      Fee Payable        Fee Waived         Fee Retained
                                                      -----------        ----------         ------------
Income Fund

     Year Ended December 31, 1997                              $                   $                $
     Year Ended December 31, 1996                        $38,000              $8,000          $30,000
     Year Ended December 31, 1995                        $38,000              $8,000          $30,000


Income Equity Fund

     Year Ended December 31, 1997                              $                   $                $
     Year Ended December 31, 1996                        $23,516              $3,919          $19,597


ValuGrowth Stock Fund

     Year Ended December 31, 1997                              $                   $                $
     Year Ended December 31, 1996                        $37,000              $7,000          $30,000
     Year Ended December 31, 1995                        $38,000              $8,000          $30,000


Small Company Stock Fund

     Year Ended December 31, 1997                              $                   $                $
     Year Ended December 31, 1996                        $46,000             $16,000          $30,000



                              6. OTHER INFORMATION

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of each Fund are sold on a continuous basis.

The Trust may redeem Shares involuntarily, from time to time, to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for Shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Shares as provided in the Prospectus.

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund and its shareholders. If payment for Shares redeemed is made wholly or partially in portfolio securities, brokerage costs may be incurred by the shareholder in converting securities to cash.

DETERMINATION OF NET ASSET VALUE

Securities owned by a Fund for which market quotations are readily available are valued at current market value. The Funds value their securities as follows. A security listed or traded on an exchange is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any such sales on the day of valuation, the security is valued at the mean of the last bid and asked prices. All other securities for which OTC market quotations are readily available generally are valued at the mean of the current bid and asked prices. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board. Debt securities may be valued on the basis of valuations furnished by pricing services which utilize electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. All assets and liabilities of a Fund denominated in foreign currencies are converted into United States dollars at the mean of the bid and asked prices of such currencies against the United States dollar last quoted by a major bank.

Under procedures adopted by the Board, a net asset value for a Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a net asset value determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original net asset value and the recalculated net asset value divided by the recalculated net asset value is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

PORTFOLIO TRANSACTIONS

Investment decisions for the Funds will be made independently from those for any other client account or investment company that is or may in the future become managed by an Adviser or its affiliates. Investment decisions are the product of many factors including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the respective Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by an Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

Purchases and sales of fixed income portfolio securities are generally effected as principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the foreign and domestic OTC markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed fixed commission or discount.

Purchases and sales of equity securities on exchanges are generally effected through brokers who charge commissions except in the OTC markets. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Advisers in their best judgment and in a manner deemed to be in the best interest of shareholders rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to a Fund. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on foreign stock exchanges these commissions are generally fixed. Where transactions are executed in the OTC market, a Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases the Funds will attempt to negotiate best execution.

A Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with securities transactions, the Advisers take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Advisers may also take into account payments made by brokers effecting transactions for a Fund (i) to the Fund or
(ii) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay.

In addition, the Advisers may give consideration to research services furnished by brokers to the Advisers for their use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis may be used by the Advisers in connection with services to clients other than the Funds, and an Adviser's fees are not reduced by reason of the Adviser's receipt of the research services.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to the obligation to seek the most favorable price and execution available and such other policies as the Board may determine, the Advisers may consider sales of Shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

Subject to the general policies regarding allocation of portfolio brokerage as set forth above, the Board has authorized the Advisers to employ affiliates to effect securities transactions of the Funds, provided certain other conditions are satisfied. Payment of brokerage commissions to an affiliate of the Adviser for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. It is the Funds' policy that commissions paid to Norwest and other affiliates of the Adviser will, in the judgment of the Advisers, be (i) at least as favorable as commissions contemporaneously charged by the affiliate on comparable transactions for its most favored unaffiliated customers and (ii) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board, including a majority of the non-interested Trustees, has adopted procedures to ensure that commissions paid to affiliates of the Adviser by the Funds satisfy the foregoing standards.

The following table shows the dollar amount of brokerage commissions paid by each Fund. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.


For the fiscal year ended December 31, 1997, ValuGrowth Stock Fund paid to its affiliate Norwest Investment Services aggregate brokerage commissions of less than 1% of the Trust's aggregate brokerage commissions.


                                                              Brokerage
                                                             Commissions
                                                             -----------
Income Fund

     Year Ended December 31, 1997                                     $
     Year Ended December 31, 1996                                    $0
     Year Ended December 31, 1995                                    $0


Income Equity Fund

     Period Ended December 31, 1997                                   $
     Period Ended December 31, 1996                             $15,664


ValuGrowth Stock Fund

     Year Ended December 31, 1997                                     $
     Year Ended December 31, 1996                               $21,307
     Year Ended December 31, 1995                                $8,751


Small Company Stock Fund

     Year Ended December 31, 1997                                     $
     Year Ended December 31, 1996                               $12,579
     Period Ended December 31, 1995                              $2,115


TAXATION

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code").

To qualify as a regulated investment company, each Fund generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months including stocks, securities, and certain foreign currencies, futures, options, forward and similar contracts; (iii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government Securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purpose of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and
(b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies); and (iv) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year. In addition, each Fund must satisfy another tax diversification test at the end of each calendar quarter pursuant to Code section 817(h). This latter test is described in the Prospectus.

As a regulated investment company, a Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar-year distribution requirement may be subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute (or be deemed to have distributed) during each calendar year: (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 for the calendar year (adjusted for certain ordinary losses); and
(iii) all ordinary income and capital gains for previous years that were not distributed during such years. Each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If a Fund invests in shares of a foreign investment company, the Fund may be subject to U.S. Federal income tax on a portion of an "excess distribution" from, or the gain from the sale of part or all of the shares in such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distribution or gains.

Certain investments by a Fund, including investments in zero coupon debt instruments, may cause the Fund to recognize income in a period in which no corresponding cash or other payment is received. Such amounts will nonetheless generally be required to be distributed in the period in which recognized.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Certain listed options and regulated futures contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. Each Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

With respect to OTC put and call options, gain or loss realized by a Fund upon the lapse or sale of such options held by such Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund will be treated as short-term capital gain or loss. In general, if a Fund exercises an option, or an option that a Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Any option, futures contract, or other position entered into or held by a Fund in conjunction with any other position held by such Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that a Fund has unrealized gains with respect to the other position in such straddle;
(ii) a Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund all of the offsetting positions of which consist of section 1256 contracts.

Distributions of any investment company taxable income (which includes among other items, dividends, interest, and any net realized short-term capital gain in excess of net realized long-term capital losses) are treated as ordinary income for tax purposes in the hands of a shareholder. Net capital gain (the excess of net long-term capital gain over net short-term capital losses) will, to the extent distributed, be treated as long term capital gain in the hands of a shareholder regardless of the length of time a shareholder may have held the Shares.

The 30% limitation and the diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in
transactions  in  options,   futures  contracts,   forward  contracts  and  swap
contracts.

INDEPENDENT AUDITORS


___________________, 99 High Street, Boston, MA 02110, independent auditors, acts as auditors for the Trust and has since the Trust commenced operations.


OWNERSHIP OF FUND SHARES


Prior to the public issuance of Shares of Income Equity Fund, due to its initial investment, Forum owned all outstanding Shares of the Fund and, accordingly, was deemed to be a controlling person of the Fund. Upon investment in that Fund by public shareholders, Forum no longer was a controlling person of the Fund. As of May 1, 1998, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding Shares of each Fund.

The Trust has been advised that no Account Owner owns beneficially in excess of 5% of any Fund.

As of March 31, 1998, Fortis Benefits Insurance Co., P.O. Box 64271, St. Paul, MN 55164 ("Fortis") owned of record Shares of the Funds in the amounts and percentages listed:

FUND                                                   SHARE BALANCE           % OF FUND


Income Fund                                              [614,179.35]           [99.40]%

Income Equity Fund                                     [1,150,766.61]             [100]%

ValuGrowth Stock Fund                                    [828,485.54]           [99.59]%

Small Company Stock Fund                                 [507,997.93]          [100.00]%


As of March 31, 1998, Fortis owned in excess of 99% of the outstanding Shares of each Fund.

ADDITIONAL INFORMATION ABOUT THE TRUST

Currently, the Trust is divided into four separate series. The Trust has received an order from the SEC permitting the issuance and sale of separate classes of shares representing interests in each of the Trust's existing Funds, but to date, no separate classes of any Fund exist.

The Trust's shareholders are not personally liable for the obligations of the Trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states, including Texas. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Trust's shareholders to liability. To guard against this risk, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Trust or its Trustees, and provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability is in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the Board believes that the risk of personal liability to a Trust shareholder is extremely remote.

FINANCIAL STATEMENTS


The financial statements of each Fund as of and for the period ended December 31, 1997 (which include statements of assets and liabilities, statements of operations, statements of changes in net assets, notes to financial statements, financial highlights, schedules of investments and the independent auditors' report thereon) are included in the Annual Report to Shareholders of the Trust and are incorporated herein by reference.


REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                                    APPENDIX
                        DESCRIPTION OF SECURITIES RATINGS


MUNICIPAL AND CORPORATE BONDS

MOODY'S. The two highest ratings of Moody's for municipal and corporate bonds are "Aaa" and "Aa". Bonds rated "Aaa" are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in "Aaa" securities. The generic rating "Aa" may be modified by the addition of the numerals "1", "2" or "3". The modifier "1" indicates that the security ranks in the higher end of the "Aa" rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of such rating category.

Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated "Baa" are considered as medium-grade obligations, that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics.

Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P. The two highest ratings of Moody's for municipal and corporate bonds are "Aaa" and "Aa". The two highest ratings of S&P for municipal and corporate bonds are "AAA" and "AA". Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. The "AA" through "CCC" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

Bonds rated "A" have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher-rated categories.

Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. They normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay.

Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds are rated "D" when the issue is in payment default or the obligor has filed for bankruptcy.

FITCH. The two highest ratings of Fitch for municipal and corporate bonds are "AAA" and "AA". Bonds rated "AAA" are judged by Fitch to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Bonds rated "BB" are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

Bonds rated "B" are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Bonds rated "CCC" have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

Bonds rated "CC" are minimally protected. Default in payment of interest and/or principal seems probable over time.

Bonds rated "C" are in imminent default in payment of interest or principal.

Bonds rated "DDD", "DD" and "D" are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery. Plus and minus are not used in the "DDD", "DD" or "D" category.

SHORT TERM MUNICIPAL LOANS

MOODY'S. Moody's highest rating for short-term municipal loans is "MIG-1"/"VMIG-1". A rating of "MIG-1"/"VMIG-1" denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. Loans bearing the "MIG-2"/"VMIG-2" designation are of high quality. Margins of protection are ample although not so large as in the "MIG-1"/"VMIG-1" group. "A" rating of "MIG-3"/"VMIG-3" denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. A rating of "MIG-4"/"VMIG-4" denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S&P. S&P's highest rating for short-term municipal loans is "SP-1". S&P states that short-term municipal securities bearing the "SP-1" designation have very strong or strong capacity to pay principal and interest. Those issues rated "SP-1" that are determined to possess overwhelming safety characteristics are given a plus (+) designation. Issues rated "SP-2" have satisfactory capacity to pay principal and interest. Issues rated "SP-3" have speculative capacity to pay principal and interest.

FITCH. Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Short-term issues rated "F-1+" are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of "F-1" reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+". Issues assigned a rating of "F-2" have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1"+ or "F-1".

OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER

MOODY'S. Moody's two highest ratings for short-term debt, including commercial paper, are "Prime-1" and "Prime-2", both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics:

           o       Leading market positions in well-established industries.
           o       High rates of return on funds employed.
                  o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
                  o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
                  o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "Prime-2" by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated "Prime-1" but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P. S&P's two highest commercial paper ratings are "A" and "B". Issues assigned an "A" rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. An "A-1" designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1". "A-3" issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

FITCH. The Fitch ratings for commercial paper are discussed above under "Short Term Municipal Loans".

PREFERRED STOCK

MOODY'S.  Moody's rates preferred stock issues as follows:

An issue rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

An issue rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated "ba" is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An  issue  rated  "b"  generally  lacks  the   characteristics  of  a  desirable
investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

An issue rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

An issue rated "c" is in the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" in each rating classification: the modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and, the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

S&P.  S&P rates preferred stock issues as follows:

A rating of "AAA" is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

Preferred stock rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues are likely to have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

A preferred stock rated "C" is a non-paying issue.

A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH. Preferred stocks assigned an "AAA" rating are the highest quality. Strong asset protection, conservative balance sheet ratios, and positive indications of continued protection of preferred dividend requirements are prerequisites for an "AAA" rating.

Preferred or preference issues assigned an "AA" rating are very high quality. Maintenance of asset protection and dividend paying ability appears assured but not quite to the extent of the "AAA" classification.

Preferred or preference issues assigned an "A" rating are good quality. Asset protection and coverages of preferred dividends are considered adequate and are expected to be maintained.

Preferred or preference issues assigned a "BBB" rating are reasonably safe but lack the protections of the "A" to "AAA" categories. Current results should be watched for possible signs of deterioration.

Preferred or preference issues assigned a "BB" rating are considered speculative. The margin of protection is slim or subject to wide fluctuations. The longer-term financial capacities of the enterprises cannot be predicted with assurance.

Issues assigned a "B" rating are considered highly speculative. While earnings should normally cover dividends, directors may reduce or omit payment due to unfavorable developments, inability to finance, or wide fluctuations in earnings.

Issues assigned a "CCC" rating are extremely speculative and should be assessed on their prospects in a possible reorganization. Dividend payments may be in arrears with the status of the current dividend uncertain.

Dividends are not currently being paid and may be in arrears on an issue assigned a "CC" rating. The outlook for future payments cannot be assured.

Dividends are not currently being paid and may be in arrears on an issue assigned a "C" rating. Prospects for future payments are remote.

An issue is assigned a "D" rating if the issuer is in default on its debt obligations and has filed for reorganization or liquidation under the bankruptcy law.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA", "CCC", "CC", "C", and "D" categories.

                                     PART C
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS.

         Included in the Prospectus (Part A):

         Not Applicable to this filing.

         Included in the Statement of Additional Information (Part B):

         Not Applicable to this filing.

(b)      EXHIBITS.

NOTE:    * INDICATES THAT THE EXHIBIT IS INCORPORATED HEREIN BY REFERENCE.  ALL
REFERENCES TO A POST-EFFECTIVE AMENDMENT ("PEA") OR PRE-EFFECTIVE AMENDMENT ("PREEA") ARE TO PEAS AND PREEAS TO REGISTRANT'S REGISTRATION STATEMENT
ON FORM N-1A, FILE NO. 33-74176.

(1)*     Copy of Trust Instrument of the Registrant (filed as Exhibit 1 to PEA
         No. 4).

(2)*     Copy of By-Laws of the Registrant (filed as Exhibit 2 to PEA No. 4).

(3)      Not Applicable.

(4)* Form of Certificate for shares of beneficial interest of the Registrant (filed as Exhibit 4 to PEA No. 4).

(5)               (a)*     Form of Investment Advisory Agreement between
                  Registrant and Norwest Bank Minnesota, N.A. (filed as Exhibit 5(a) to PEA No. 4).

                  (b)* Form of Investment Subadvisory Agreement among Registrant, Norwest Bank Minnesota, N.A. and Crestone Capital Management, Inc. relating to Small Company Stock Fund (filed as Exhibit 5(b) to PEA No. 4).

(6)* Form of Distribution Agreement between Registrant and Forum Financial Services, Inc. (filed as Exhibit 6 to PEA No. 4).

(7)      Not Applicable.

(8)* Form of Custodian Agreement between Registrant and Norwest Bank Minnesota, N.A. (filed as Exhibit 8 to PEA No. 4).

(9)               (a)*     Form of Management Agreement between Registrant and
                  Forum Financial Services, Inc. (filed as Exhibit 9(a) to PEA No. 4).

                  (b)* Form of Transfer Agency Agreement between Registrant and Norwest Bank Minnesota, N.A. (filed as Exhibit 9(b) to PEA No. 4).

                  (c)* Form of Fund Accounting Agreement between Registrant and Norwest Bank Minnesota, N.A. (filed as Exhibit 9(c) to PEA No. 4).

                  (d)* Form of Fund Accounting Agreement between Registrant and Forum Financial Corp.(filed as Exhibit 9(d) to PEA No. 4).

(10)*             Opinion of Seward & Kissel (filed as Exhibit 10 to PEA No. 4).

(11)     Not applicable.

(12)     Not applicable.

(13)* Investment representation letter of initial purchaser of shares of beneficial interest of the Registrant (filed as Exhibit 13 to PEA No. 4).

(14)     Not applicable.

(15)     Not applicable.

(16)     Not applicable.

Other Exhibits*:

         Power of Attorney, Donald H. Burkhardt, Trustee of the Trust (filed as Other Exhibit to PEA No. 4).

         Power of Attorney, James C. Harris, Trustee of the Trust (filed as Other Exhibit to PEA No. 4).

         Power of Attorney, Richard M. Leach, Trustee of the Trust (filed as Other Exhibit to PEA No. 4).

         Power of Attorney, Robert C. Brown, Trustee of the Trust (filed as Other Exhibit to PEA No. 4).

         Power of Attorney, Donald C. Willeke, Trustee of the Trust (filed as Other Exhibit to PEA No. 4).

         Power of Attorney, Timothy J. Penny, Trustee of the Trust (filed as Other Exhibit to PEA No. 4).

         Power of Attorney, John Y. Keffer, Trustee of the Trust (filed as Other Exhibit to PEA No. 4).

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

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES AS OF JANUARY 2, 1998.

Title or Class of Shares
of Beneficial Interest                                  Number of Record Holders
------------------------                                ------------------------

Intermediate Bond Fund                                                2
Income Equity Fund                                                    2
ValuGrowth Stock Fund                                                 2
Small Company Stock Fund                                              2

ITEM 27. INDEMNIFICATION.

The general effect of Section 10.02 of Registrant's Trust Instrument is to indemnify existing or former trustees and officers of the Trust to the fullest extent permitted by law against liability and expenses. There is no indemnification if, among other things, any such person is adjudicated liable to the Registrant or its shareholders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. To the extent that the description above is in any way inconsistent with the provisions of Section 10.02 of Registrant's Trust Instrument, contained in this registration statement as Exhibit 1, the provisions of Section 10.2 shall govern.

The Registrant's Investment Advisory Agreement and Distribution Agreement provide that Registrant's investment advisers and principal underwriter are protected against liability to the extent permitted by Section 17(i) of the Investment Company Act of 1940. Similar provisions are contained in the
Management Agreement and Transfer Agency and Fund Accounting Agreement. Registrants principal underwriter is also provided with indemnification against various liabilities and expenses under Section 2(f) of the Distribution Agreement between the Registrant and the principal underwriter; provided, however, that in no event shall the indemnification provision be construed as to protect the principal underwriter against any liability to Registrant or its security holders to which the principal underwriter would otherwise be subject by reason of willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under Section 2 of the Distribution Agreement. Registrant's Transfer Agent and certain related individuals are also provided with indemnification against various liabilities and expenses under Section 21 of the Transfer Agency Agreement between the Registrant and the Transfer Agent; provided, however, that in no event shall the transfer agent or such persons be indemnified against any liability or expense that is a direct result of willful malfeasance, bad faith, or gross negligence by the Transfer Agent or such persons. Registrant's Custodian and certain related individuals are also provided with indemnification against various liabilities and expenses under
Section 18 of the Custodian Agreement between the Registrant and the Custodian; provided, however, that in no event shall the transfer agent or such persons be

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

indemnified against any liability or expense that is a direct result of willful malfeasance, bad faith, or gross negligence by the transfer agent or such persons. Registrant's Fund Accountant and certain related individuals are also provided with indemnification against various liabilities and expenses under
Section 4 of the Fund Accounting Agreement between the Registrant and the Fund Accountant; provided, however, that in no event shall the transfer agent or such persons be indemnified against any liability or expense that is a direct result of willful malfeasance, bad faith, or gross negligence by the Fund Accountant or such persons.

To the extent that the description  above is inconsistent with the provisions of
Section 9 of the Investment Advisory Agreement, Section 2, of the Distribution Agreement, Section 8 of the Management Agreement, Section 21 of the Transfer Agency Agreement, Section 18 of the Custodian Agreement, and Section 4 of the Fund Accounting Agreement, the contractual provisions shall govern.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

NORWEST INVESTMENT MANAGEMENT

The following are the directors and principal executive officers of Norwest Bank Minnesota, N.A., including their business connections which are of a substantial nature. The address of Norwest Corporation, the parent of Norwest Bank Minnesota, N.A., is Norwest Center, Sixth Street and Marquette Avenue, Minneapolis, MN 55479. Unless otherwise indicated below, the principal business address of any company with which the directors and principal executive officers are connected is also Sixth Street and Marquette Avenue, Minneapolis, MN 55479.

The following are the directors and principal executive officers of Norwest Bank Minnesota, N.A., including their business connections which are of a substantial nature. The address of Norwest Corporation, the parent of Norwest Bank Minnesota, N.A., is Norwest Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota, 55479. Unless otherwise indicated below, the principal business address of any company with which the directors and principal executive officers are connected is also Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

Barbara S. Brett was elected Senior Vice President and Treasurer of Norwest Bank Minnesota, N.A. on February 1, 1996.

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

James R. Campbell, previously Director, President and Chief Executive Officer of Norwest Bank Minnesota, N.A. was elected Chairman of the Board of Norwest Bank Minnesota, N.A. on December 11, 1995. He is also Executive Vice President of Norwest Corporation. He is a Director of Centennial Investment Corporation, Flore Properties, Inc., Minnesota FSL Corporation, The Foothill Group, Inc., located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California, 90025, and Peregrine Capital Management, Inc., located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402-2056. He is the President and Chief Executive Officer of BNRN Merger Corporation, and Director and Chairman of Norwest Investment Advisors, Inc. Mr. Campbell is also Director of a number of non-profit organizations located in Minneapolis, Minnesota.

Richard P. Ferris, Senior Vice President of Norwest Bank Minnesota, N.A. is also a Director and Senior Vice President of Norwest Bank International.

Michael A. Graf, Vice President, Controller and Cashier, also serves as Senior Vice Present and Controller of Norwest Corporation.

P. Jay Kiedrowski, Executive Vice President, has served in various capacities as an employee of Norwest Bank Minnesota, N.A. and/or its affiliates since August, 1987. Mr. Kiedrowski is also Executive Vice President of BNRN Merger Corporation. He is Director and President of Galliard Capital Management, Inc., Suite 2060, 800 LaSalle Avenue, Minneapolis, Minnesota. 55479-2052 and Director of Norwest Investment Management Inc., and Crestone Capital Management, Inc., 7720 E. Belleview Avenue, Suite 220, Engelwood, CO 80111. Mr. Kiedrowski is the Chairman of Project for Pride in Living, Inc., and a Director of the University of Minnesota Alumni Association, both non-profit organizations.

Scott A. Kissing, Director of Norwest Bank Minnesota, N.A. was elected President and Chief Executive Officer on December 11, 1995 and is also Executive Vice President of Norwest Corporation. He is also Executive Vice President of BNRN Merger Corporation and Director and Executive Vice President of Norwest Bank Faribault, N.A., 25 Northwest 4th Street, Faribault, Minnesota 55021. Mr. Kisting is on the Board of several non-profit organizations in Minneapolis, Minnesota.

William H. Queenan, Director, is also Executive Vice President of Norwest Corporation. He is a Director of AMFED Financial, Inc., Alexandria Securities and Investment Company, Alice Bancshares, Inc., AmeriGroup, Incorporated, American Community Bank Group Service Corporation, American Republic Bancshares, Inc., B & G. Investment Company, Babbscha Company, Bancshares Holding Company, Benson Financial Corporation, Canton Bancshares, Inc., Central Computers., Inc., One O'Connor Plaza, Victoria, TX 77902, Comfort Bancshares, Inc., Copper Bancshares, Inc., D.L. Bancshares, Inc., Dickenson Bancorporation, Inc., First Tule Bancorp of Delaware, Inc., 1209 Orange Street, Wilmington, Delaware 19807, First Tule Bancorp, Inc., Ford Bank Group Holdings, Inc., 300 Delaware Avenue, Suite 1704, Wilmington Delaware 19807, Ford Bank Group, Inc., 1500 Broadway, Suite 301, Lubbock, TX 79408, GST Co., Goldenbanks of Colorado, Inc., Guardian Trust Co., Inc., Henrietta Bancshares, Inc., Henrietta Delaware Financial Corporation, 15 E. N Street, Dover, Delaware 19901, Independent Bancorp of Arizona, Inc., 3800 N. Central Avenue, Suite 900, Phoenix, AZ 85012, Irene

Bancorporation, Inc., Ken-Caryl Investment Company, La Porte Bancorp. Lindeberg Financial Corporation, New Braunfels Bancshares, Inc., Norwest Bank Wisconsin, N.A., 735 West Wisconsin Avenue, Milwaukee, Wisconsin 53201-2057, Norwest Colorado, Inc., 1700 Lincoln, Denver, CO 80274, Norwest Holding Company, Parker Bankshares, Incorporated, Texas National Bankshares, Inc., The Foothill Group, Inc., 1111 Santa Monica Boulevard, Suite 1500, Los Angeles, CA 90025, Transact Financial Corporation, One O'Connor Plaza, Victoria, TX 77902, Union Texas Bancorporation, United New Mexico Financial Corporation, 200 Lomas Blvd., Suite 200, Albuquerque, NM 87103, United Texas Financial Corporation, Valley-Hi Investment Company, Victoria Bankshares, Inc., Victoria Capital Corporation, One O'Connor Plaza, Victoria, TX 77902 and Victoria Financial Services, Inc., 1013 Centre Road, Wilmington, Delaware.

Peggy O. Roush was named Executive Vice President on January 30, 1995. She is a Director, Executive Vice President, Secretary and CTR Officer of Norwest Bank Faribault, N.A., 25 Northwest Fourth Street, Faribault, MN 55021-0189, and Director, Executive Vice President, Cashier and Secretary of Norwest National Bank, 10001 Wadsworth Parkway, Westminister, CO 80021.

John T. Thornton, Director, is also Executive Vice President and Chief Financial Officer of Norwest Corporation. Mr. Thornton is also a Director and President of AMFED Financial, Inc. Alexandria Securities and Investment Company, Alice Bancshares, Inc., Am-Can Investments, Inc., AmeriGroup, Incorporated, American Community Bank Group Service Corporation, American Republic Bancshares, Inc., B & G Investment Company, Babbscha Company, Bancshares Holding Company, Benson Financial Corporation, Canton Bancshares, Inc. Central Computers, Inc., One O'Conner Plaza, Victoria, Texas 77902, Comfort Bancshares, Inc., Copper Bancshares, Inc., D.L. Bancshares, Inc., Dickinson Bancorporation, Inc., First Tule Bancorp, Inc., Ford Bank Group Holdings, Inc., 300 Delaware Avenue, Suite 1704, Wilmington, DE 19807, Ford Bank Group, Inc., 1500 Broadway Suite 301, Lubbock, TX 79408, GST Co., Goldenbanks of Colorado, Inc., Guardian Trust Co., Henrietta Bancshares, Inc., Henrietta Delaware Financial Corporation, 15 East N Street, Dover, DE 19901, Independent Bancorp of Arizona, Inc., 3800 N. Central Avenue, Suite 900, Phoenix, Arizona 85012, Irene Bancorporation, Inc., Ken-Caryl Investment Company, La Porte Bancorp, Lindeberg Financial Corporation, New Braunfels Bancshares, Inc., Northern Prairie Indemnity, Grand Cayman, Cayman Islands, British West Indies, Norwest Colorado, Inc., 1700 Lincoln, Denver, Colorado 80274, Norwest Holding Company, Parker Bankshares, Incorporation, Superior Guaranty Insurance Company, Texas National Bankshares, Inc., Transact Financial Corporation, One O'Connor Plaza, Victoria, TX 77902, Union Texas Bancorporation, Inc., United New Mexico Financial Corporation, 200 Lomas Blvd., Suite 200, Albuquerque, New Mexico 87103, United Texas Financial Corporation, Valley-Hi Investment Company, Victoria Bankshares, Inc., Victoria Capital Corporation, One O"Connor Plaza, Victoria, TX 77902, and Victoria Financial Services, Inc., 1013 Centre Road, Wilmington, Delaware.

He is also a Director of BNRN Merger Corporation, Blue Jay Asset Management, Inc., Cardinal Asset Management, Inc., 100 W. Commons. Blvd., Suite 303, New Castle, Delaware 19720, Copper Asset Management, Inc., 100 W. Commons, Blvd., Suite 303, New Castle, Delaware 19720, Falcon Asset Management, Inc., 100 W. Commons Blvd., Suite 303, New Castle, Delaware 19720, Great Plains Insurance Company, Green Bay Asset Management, Inc., 735 W. Wisconsin Avenue, Milwaukee,

Wisconsin 53201, IntraWest Asset Management, Inc., Iowa Asset Management, Inc., 100 West Commons Blvd., Suite 303, New Castle, DE 19720, LaCrosse Asset Management, Inc., 100 West Commons Blvd., Suite 303, New Castle, DE 19720, Norwest Equity Capital, LLC, 2800 Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, MN 54402, Norwest Growth Fund, Inc., 2800 Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, MN 54402, Norwest Venture Capital Management, Inc., 2800 Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, MN 54402, Osprey Asset Management, Inc., South Dakota Asset Management, Inc., 100 West Commons Blvd., Suite 303, New Castle, DE 19720 and The Foothill Group, Inc., 11111 Santa Monica Blvd., Suite 1500, Los Angeles, CA 90025.

Mr. Thornton is Director and Vice President of Blue Spirit Insurance Company, 2929 North 44th Street, Suite 120, Phoenix, Arizona 85018 and Treasurer of Norwest Foundation.

Richard C. Westergaard, Executive Vice President since January of 1990 and Director since January of 1994, has served in various capacities as an employee of Norwest Bank Minnesota, N.A. and/or its affiliates. Mr. Westergaard is also a Director of Centennial Investment Corporation, Flore Properties, Inc., Minnesota FSL Corporation, The Foothill Group, 11111 Santa Monica Boulevard, Suite 1500 Los Angeles, CA 90025, Norwest Business Credit, Inc., Norwest Credit, Inc., First Interstate Equipment Finance, Inc., R.D. Leasing, Inc., Norwest Alliance System, Inc., Commonwealth Leasing Corporation, Norwest Equipment Finance, Inc., Investors Building, 733 Marquette, Suite 300, Minneapolis, MN 55479-2048 and Nat-Lea, Inc., 112 W. Jefferson Blvd., South Bend, Indiana 46601. He is Executive Vice President of BNRN Merger Corporation and Director and Executive Vice President of Norwest Bank Faribault, N.A., 25 Northwest Fourth Street, Faribault, Minnesota 55021-0189.

J. Thomas Wiklund, Executive Vice President and Chief Lending Officer since July 1, 1996, is a Vice President of Flore Properties, Inc., and Norwest Bank Wisconsin, N.A. located at 735 West Wisconsin Avenue, Milwaukee, Wisconsin 53201-2057. He is Executive Vice President of Norwest Bank Faribault, N.A. located at 25 Northwest 4th Street, Faribault, Minnesota 55021.

CRESTONE CAPITAL MANAGEMENT, INC.

The description of Crestone Capital Management, Inc. ("Crestone") under the caption "Management - Investment Advisory Services - Crestone Capital
Management, Inc." in the Prospectus and "Management - Investment Advisory Services - Subadviser - Small Company Stock Fund" in the Statement of Additional Information relating to the Small Company Stock Fund, constituting certain of Parts A and B, respectively, of the Registration Statement, are incorporated by reference herein.

The following are the directors and principal officers of Crestone, including their business connections which are of a substantial nature.

Kirk McCown, President and Director. His address is 7720 East Belleview Avenue, Suite 220, Englewood, Colorado 80111.

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

Mark Steven Sunderhuse, Senior Vice President and Director. His address is 7720 East Belleview Avenue, Suite 220, Englewood, Colorado 80111.

P. Jay Kiedrowski, Director. Mr. Kiedrowski is an Executive Vice President of Norwest and is also a Director and Chairman of the Board of Norwest Investment Management, Inc. His address is Sixth and Marquette Avenue, Minneapolis, Minnesota 55479.

Steven P. Gianoli, Director. Mr. Gianoli is a Vice President of Norwest. His address is Sixth and Marquette Avenue, Minneapolis, Minnesota 55479.

Susan Koonsman, Director. Ms. Koonsman is President of Norwest Investments & Trust. Her address is 1740 Broadway, Denver, Colorado 80274.

ITEM 29. PRINCIPAL UNDERWRITERS.

(a) Forum Financial Services, Inc., Registrant's underwriter, serves as underwriter, The CRM Funds, The Cutler Trust, Forum Funds, The Highland Family of Funds, Monarch Funds, Norwest Funds, Norwest Select Funds, Sound Shore Fund, Inc., and Trans Adviser Funds, Inc.

(b) John Y. Keffer, President and Secretary of Forum Financial Services, Inc., is the Chairman and President of Registrant. His business address is Two Portland Square, Portland, Maine.

(c)  Not Applicable.

ITEM 30. LOCATION OF BOOKS AND RECORDS.

The majority of accounts, books and other documents required to be maintained by 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Forum Financial Services, Inc. at Two Portland Square, Portland, Maine 04101 and at Forum Financial Corp., Two Portland Square, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of Registrant's custodian. The records required to be maintained under Rule
31a-1(b)(5), (6) and (9) are maintained at the offices of Registrant's investment advisers as indicated in the various prospectuses constituting Part A of this Registration Statement.

Additional records are maintained at the offices of Norwest Bank Minnesota, N.A., 733 Marquette Avenue, Minneapolis, MN 55479-0040, Registrant's investment adviser, custodian and transfer agent.

ITEM 31. MANAGEMENT SERVICES.

Not Applicable.


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ITEM 32. UNDERTAKINGS.

Registrant undertakes to:

     furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders relating to the portfolio or class thereof to which the prospectus relates upon request and without charge.



                                       89
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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Portland, and State of Maine on the 2nd day of March, 1998.

                                                NORWEST ADVANTAGE FUNDS


                                                By: /s/ John Y. Keffer
                                                   ------------------------
                                                         John Y. Keffer
                                                         President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement amendment has been signed below by the following persons on the 2nd day of March, 1998.

                         SIGNATURES                          TITLE

(a)      Principal Executive Officer

         /s/  John Y. Keffer                                 Chairman
         --------------------------                          and President
              John Y. Keffer


(b)      Principal Financial and Accounting Officer

         /s/ Sara M. Morris                                  Treasurer
         --------------------------
         Sara M. Morris

(c)      A Majority of the Trustees

         /S/ John Y. Keffer                                  Chairman
         --------------------------
              John Y. Keffer

              Robert C. Brown*                               Trustee
              Donald H. Burkhardt*                           Trustee
              James C. Harris*                               Trustee
              Richard M. Leach*                              Trustee
              Donald C. Willeke*                             Trustee
              Timothy J. Penny*                              Trustee
              John C. McCune*                                Trustee

         *By: /s/ John Y. Keffer
             ----------------------
              John Y. Keffer
                  Attorney in Fact